PROFILE

                                                          Of The

                                                   DREYFUS/TRANSAMERICA
                                                     TRIPLE ADVANTAGE(R)

                                                     VARIABLE ANNUITY
                                                         Issued By
                                                     TRANSAMERICA LIFE
                                               INSURANCE COMPANY OF NEW YORK
                                                        May 1, 1997

                              This  Profile  is a  summary  of some of the  more
                               important points that you should know and consider before purchasing a Policy.
                              The Policy is more fully described in the full Prospectus which accompanies this Profile. Please read the Prospectus carefully.

1. The Annuity Policy. The Dreyfus/Transamerica Triple Advantage is an annuity policy or a contract between you and Transamerica Life Insurance Company of New York. In the Policy you can invest in your choice of fifteen mutual funds
("Portfolios") in the Variable Account. You could gain or lose money you invest in the Portfolios.

         The policy is a deferred annuity, which means it has two phases: the accumulation phase and the annuity phase. During the accumulation phase you can invest additional premiums in the Policy, transfer your money among the Portfolios, and withdraw some or all of your investment. During this phase earnings accumulate on a tax-deferred basis for individuals, but if you withdraw money some or all of it may be taxable. Tax deferral is not available for corporation and some trusts.

         During the annuity phase Transamerica will make periodic payments to you. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase (and other factors, such as age and sex).

2. The Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from Transamerica. You can choose fixed annuity payments, where the dollar amount of each payment generally stays the same, or variable payments that go up or down in dollar amount based on the investment performance of the Portfolio(s) you select. You can choose among payments for the lifetime of an individual, or payments for the longer of one lifetime or a guaranteed period of 10, 15, or 20 years, or payments for one lifetime and the lifetime of another individual.

3. Purchasing a Policy. Generally you must invest at least $5,000 to purchase a Policy, and then you can make more investments of at least $500 each ($100 each if made under the automatic payment plan and deducted from your bank account). You may cancel your Policy during the Free Look Period explained in item 10 on page 5 of this Profile.

         The Triple Advantage is designed for long-term tax-deferred accumulation of assets, generally for retirement or other long-term goals. People in high tax brackets get the most benefit from the tax deferral feature. You should not make an investment in the Policy for short-term purposes or if you cannot take the risk of losing some of your investment.

4.       Investment Options.   You can invest your premiums in any of the
 following fifteen Portfolios:

    Money Market               Capital Appreciation         International Value
      Managed Assets             Stock Index                  Disciplined Stock
    Zero Coupon 2000           Socially Responsible Growth  Small Company Stock
         Quality Bond               Growth and Income            Balanced
Small Cap                  International Equity         Limited Term High Income

         These Portfolios are described in their own prospectuses. You can earn or lose money in any of these Portfolios.

         5. Expenses. The Policy provides many benefits and features that you do not get with a regular mutual fund or CD investment. It costs Transamerica money to provide these benefits, so there are charges in connection with the Policy.

If you withdraw your money within seven years of investing it, there may be a withdrawal charge of up to 6% of the amount invested. Once each year we deduct a policy fee of no more than $30 (there is no fee if your Policy Value is over $50,000).

         Insurance and administrative charges of 1.40% per year are charged against the average daily value of your Policy. Advisory fees are also deducted by the Portfolios' manager and the Portfolios pay other expenses which in total, vary from 0.30% to 1.35% per year of the amounts in the Portfolios.

         Finally, although New York currently has no premium tax on annuities depending on where you live during the time you hold this Contract, there might be premium taxes ranging from 0 to 3.5% of your investment and/or on amounts you use to purchase annuity benefits.

         The following chart shows these charges (except premium taxes). The $30 annual policy fee is not included in the first column because the fee is waived for contract values over $50,000 and the approximate average contract value for these contracts is over $50,000. The third column is the sum of the first two. The examples in the last two columns show the total amounts you would be charged, in dollars, if you invested $1,000, the investment grew 5% each year, and you withdrew your entire investment after one year or ten years. Year one includes the withdrawal charge and year 10 does not.

EXAMPLES:

                                                                                          Total
Variable Account              Annual              Annual                                  Expenses at          Total Expenses
Portfolio/                    Insurance           Portfolio            Total Annual       end of One           at end of 10
Sub-Account                   Charges             Charges              Charges            Year                 Years

Money Market                  1.40%               0.62%                2.02%              $73.29               $234.80

Managed Assets                1.40%               0.93%                2.33%              $76.21               $266.60

Zero Coupon 2000              1.40%               0.66%                2.06%              $73.67               $238.97

Quality Bond                  1.40%               0.81%                2.21%              $74.89               $252.37

Small Cap                     1.40%               0.79%                2.19%              $74.89               $252.37

Capital Appreciation          1.40%               0.84%                2.24%              $75.37               $257.48

Stock Index                   1.40%               0.30%                1.70%              $70.26               $200.86

Socially Responsible          1.40%               0.99%                2.39%              $76.78               $272.63

Growth & Income               1.40%               0.83%                2.23%              $75.27               $256.46

International Equity          1.40%               1.28%                2.68%              $79.50               $301.24

International Value           1.40%               1.35%                2.75%              $80.16               $308.01

Disciplined Stock             1.40%               0.96%                2.36%              $76.50               $269.62

Small Company                 1.40%               0.94%                2.34%              $76.31               $267.60

Balanced                      1.40%               1.25%                2.65%              $84.50               $359.87

Limited Term High             1.40%               1.00%                2.40%              $83.19               $341.61
Income



The Annual Portfolio Charges above are for 1996 and do not reflect expense reimbursement or fee waivers except for the Balanced and Limited Term High Income Portfolios which did not commence operations in 1996; the numbers for these funds are annualized estimates for 1997. Expenses may be higher or lower in the future. See the Variable Account Fee Table on page 9 of the Triple Advantage prospectus for more detailed information.

6. Federal Income Taxes. Individuals generally are not taxed on increases in the policy value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the contract). If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. In some cases, income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply to the withdrawn earnings. Certain owners that are not individuals may be currently taxed on increases in the contract, whether distributed or not.

7. Access to Your Money. You can generally take money out at any time during the accumulation phase. A withdrawal charge of up to 6% of a purchase payment may be assessed by Transamerica, but no withdrawal charge will be assessed on money that has been in the Contract for seven years. Additionally, you can withdraw accumulated earnings on your purchase payments not previously withdrawn at any time without a withdrawal charge. In addition, after the first Contract Year, for only the first withdrawal in a Contract Year, you may withdraw the greater of accumulated earnings or 10% of Purchase Payments received at least one but less than seven years ago. (See page 26 of the prospectus for a more detailed discussion.) You may have to pay taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.

8. Past Investment Performance. The value of the money you allocate to the Portfolio(s) will go up or down, depending on the investment performance of the Portfolios you pick. The following chart shows the past investment performance on a year by year basis for each Sub-Account. These figures have already been reduced by the insurance charges, the policy fee, the fund manager's fee and all the expenses of the mutual fund portfolio. But these figures do not include the withdrawal charge, which would reduce performance if it applied. Remember, past performance is no guarantee of future performance or earnings.

                                                       CALENDAR YEAR



SUB-ACCOUNT             1996         1995          1994         1993            1992           1991           1990          1989
-----------             ----         ----          ----         ----            ----           ----           ----          ----

Money Market(1)         3.53%        4.21%         3.00%        1.86%           2.71%          4.54%          N/A           N/A

Managed Assets(1)       (5.67%)      (0.48%)       (3.48%)      26.74%          (0.41%)        8.99%          N/A           N/A

Zero Coupon 2000(1)     1.10%        16.35%        (5.41%)      13.52%          7.29%          17.14%         6.28%         N/A

Quality Bond(1)         1.63%        18.91%        (6.17%)      13.66%          10.45%         12.47%         N/A           N/A

Small Cap(1)            15.06%       28.84%        4.95%        65.77%          68.98%         156.07%        N/A           N/A

Capital                 22.71%       32.82%        1.45%        N/A             N/A            N/A            N/A           N/A
Appreciation(2)

Stock Index(3)          19.80%       35.92%        (0.60%)      7.75%           5.55%          27.98%         (6.52%)       N/A

Socially                19.00%       33.67%        (0.08%)      N/A             N/A            N/A            N/A           N/A
Responsible(4)

Growth and              18.63%       59.58%        N/A          N/A             N/A            N/A            N/A           N/A
Income(5)

International           9.82%        6.62%         N/A          N/A             N/A            N/A            N/A           N/A
Equity(5)



(1) Portfolio Inception 8-31-90             (3) Portfolio Inception 9-29-89
(5) Portfolio Inception 12-15-94
(2) Portfolio Inception 4-5-93              (4) Portfolio Inception 10-7-93

Data is for full years only. Therefore, no performance is reported for the International Value, Disciplined Stock and Small Company Stock Sub-Accounts because these Sub-Accounts had not been in operation for a full year in 1996. Additionally, the Balanced and Limited Term High Income Sub-Accounts did not commence operations in 1996 and, therefore, no performance is reported for these Sub-Accounts. The figures for the Money Market, Managed Assets, Zero Coupon 200, Quality Bond, Small Cap and Stock Index Sub-Accounts include data for periods before the Sub-Accounts commenced operations, based on the actual performance of the corresponding Portfolios since they commenced operation.

9. Death Benefit. If you or the annuitant die during the accumulation phase, then the appropriate beneficiary will receive a death benefit.

         If death occurs before age 85, the death benefit will be the greatest of: (1), the Policy Value; (2) the Premiums you've paid, less any amounts you have withdrawn (less any premium taxes applicable to those withdrawal's); or (3) the highest Policy Value on any anniversary of your purchase of the Policy the Owner's or Annuitant's up to age 75 (adjusted for additional investments and withdrawals since that anniversary, and less premium taxes). After age 85, the death benefit is the Policy Value.

10. Other Information. The Triple Advantage variable annuity offers other features you might be interested in. These features may not be suitable for your particular situation. Some of these features include:

         FREE LOOK. After you get your Policy, you have ten days to look it over and decide if it is really right for you. If you decide not to keep the Policy, you can cancel it during this period, and you will get back your full Policy value (this may be more or less than your investment), and no withdrawal charge will be deducted.

         DOLLAR COST AVERAGING. You can instruct Transamerica to automatically transfer amounts from the premiums you allocated to the Money Market or Quality Bond Sub-Accounts to any of the other Sub-Accounts each month. Dollar Cost Averaging is intended to give you a lower average cost per share or unit than a single, one time investment.

         AUTOMATIC ASSET REBALANCING. The performance of each Sub-Account may cause the allocation of value among the Sub-Accounts to change. You may instruct Transamerica to periodically automatically rebalance the amounts in the Sub-Accounts by reallocating amounts among them.

         SYSTEMATIC WITHDRAWAL OPTION. You can arrange to have Transamerica send you money automatically each month out of your Policy Value during the accumulation phase. There are limits on the amounts, but the withdrawal charge will not apply (the payments may be taxable and subject to the penalty tax if you are under age 59 1/2 ).

         AUTOMATIC PAYOUT OPTION. Certain pension and retirement plans require that certain amounts be distributed from the plan at certain ages. You can arrange to have such amounts distributed automatically during the accumulation phase.

11.      INQUIRIES.   You can get more information and have your questions
 answered by writing or calling:

         Transamerica Annuity Service Center
         P.O. Box 31728
         Charlotte, North Carolina 28231-1728
         (800) 258-4261

                                                  ["Front Maroon Cover"]



                         DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)
                                       May 1, 1997

                              A Variable Annuity Issued by
                                   First Transamerica
                                 Life Insurance Company

                            Including Fund Prospectuses for

                            DREYFUS VARIABLE INVESTMENT FUND
                                       May 1, 1997
               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                                                        May 1, 1997
                                                  DREYFUS STOCK INDEX FUND
                                                        May 1, 1997

                    DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)
                                VARIABLE ANNUITY
                                    Issued by
                   TRANSAMERICA LIFE INSURANCE COMPANY OF NEW
                 YORK 100 Manhattanville Road, Purchase New York
                              10577, (914) 701-6000


         This Prospectus describes the Dreyfus/Transamerica Triple Advantage Variable Annuity, a variable annuity policy ("Policy") issued by Transamerica Life Insurance Company of New York (formerly called First Transamerica Life Insurance Company) ("Transamerica"). The Policy is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes.

         The Policy Value will accumulate on a variable basis in Transamerica Separate Account VA-2LNY (the "Variable Account").

         The Owner bears the entire investment risk under this Policy. There is no guaranteed or minimum withdrawal value; the Cash Surrender Value or Annuity Purchase Amount could be less than the Premiums invested in the Policy.
                                                          -------

         This Prospectus sets forth the basic information that a prospective investor should know before investing. A "Statement of Additional Information" containing more detailed information about the Policy is available free by writing Transamerica Life Insurance Company of New York, Annuity Service Center, at P.O. Box 31728, Charlotte, North Carolina 28231-1728 or by calling (800) 258-4261. The Statement of Additional Information, which has the same date as this Prospectus, as it may be supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this prospectus carefully and retain it for future reference.
                   The date of this Prospectus is May 1, 1997

This Prospectus must be accompanied by current Prospectuses for Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, and The Dreyfus Socially Responsible Growth Fund, Inc.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING
MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO
 GIVE
ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN
THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.
-----------------------------------------------------------


An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investing in the Policy involves certain investment risks, including possible loss of principal.

         The Policy provides for monthly Annuity Payments to be made by Transamerica on a fixed or a variable or combination of a fixed and variable basis for the life of the Annuitant or for some other period, beginning on the first day of the month following the Annuity Date selected by the Owner. Prior to the Annuity Date, the Owner can transfer amounts among the Sub-Accounts of the Variable Account. Some prohibitions and restrictions apply. After the Annuity Date, some transfers are permitted among the Sub-Accounts if the Owner selects a Variable Annuity Payment Option. Before the Annuity Date, the Owner can also elect to withdraw all or a portion of the Cash Surrender Value in exchange for a cash payment from Transamerica; however, withdrawals may be subject to a Contingent Deferred Sales Load, premium taxes, federal tax and/or a tax penalty and, upon surrender, the annual Policy Fee will also be deducted.
         The Variable Account is divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific Portfolio. Fifteen Portfolios are available for investment under the Policies: Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock, Small Company Stock, Balanced and Limited Term High Income Portfolios of Dreyfus Variable Investment Fund; Dreyfus Stock Index Fund; and The Dreyfus Socially Responsible Growth Fund, Inc. Certain fees and expenses are charged against the assets of each Portfolio. The Policy Value and the amount of any Variable Annuity payments will vary to reflect the investment performance of the Sub-Account(s) selected by the Owner and the deduction of the Policy charges described under "Charges and Deductions" on page 26. For more information about the Funds, see "The Funds" on page 17 and the accompanying Funds' prospectuses.
         The Initial Premium for the Policy must generally be at least $5,000 unless, with the prior permission of Transamerica, the Contract is sold as a Qualified Contract to certain retirement plans. Generally, each additional Premium must be at least $500, unless an automatic payment plan is selected. The prior approval of Transamerica is required before total Premiums for any Policy in excess of $1,000,000 will be accepted.


TABLE OF CONTENTS
                                                                                                                       Page
DEFINITIONS...............................................................................................................5
SUMMARY...................................................................................................................7
CONDENSED FINANCIAL INFORMATION..........................................................................................13
PERFORMANCE DATA.........................................................................................................15
TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK
AND THE VARIABLE  ACCOUNT................................................................................................17
         Transamerica Life Insurance Company of New York.................................................................17
         Published Ratings...............................................................................................17
         The Variable Account............................................................................................17
THE FUNDS................................................................................................................17
         Addition, deletion or Substitution..............................................................................20
THE POLICY...............................................................................................................20
POLICY APPLICATION AND PREMIUMS..........................................................................................21
         Premiums........................................................................................................21
         Allocation of Premiums..........................................................................................21
POLICY VALUE.............................................................................................................22
TRANSFERS................................................................................................................22
         Before the Annuity Date.........................................................................................22
         Possible Restrictions...........................................................................................23
         Dollar Cost Averaging...........................................................................................23
         Automatic Asset Rebalancing.....................................................................................23
         After the Annuity Date..........................................................................................23
CASH WITHDRAWALS.........................................................................................................24
         Withdrawals.....................................................................................................24
         Systematic Withdrawal Option....................................................................................25
         Automatic Payout Option.........................................................................................25
DEATH BENEFIT............................................................................................................25
         Payment of Death Benefit........................................................................................25
         Designation of Beneficiaries....................................................................................26
         Death of Annuitant Prior to the Annuity Date....................................................................26
         Death of Owner Prior to the Annuity Date........................................................................26
         Death of Annuitant or Owner After the Annuity Date..............................................................26
CHARGES AND DEDUCTIONS...................................................................................................26
         Contingent Deferred Sales Load..................................................................................26
         Administrative Charges..........................................................................................27
         Mortality and Expense Risk Charge...............................................................................28
         Premium Taxes...................................................................................................28
         Transfer Fee....................................................................................................28
         Systematic Withdrawal Option....................................................................................28
         Taxes...........................................................................................................28
         Portfolio Expenses..............................................................................................29
ANNUITY PAYMENTS.........................................................................................................29
         Annuity Date....................................................................................................29
         Annuity Payment.................................................................................................29
         Election of Annuity Forms and Payment Options...................................................................29
         Annuity Payment Options.........................................................................................29
         Fixed Annuity Payment Option....................................................................................30
         Variable Annuity Payment Option.................................................................................30
         Annuity Forms...................................................................................................30
         Alternate Fixed Annuity Rates...................................................................................31
QUALIFIED POLICIES.......................................................................................................31
         Withholding.....................................................................................................31

                                                             3




         Automatic Payout Option.........................................................................................32
         Restrictions under 403(b) Programs..............................................................................32
FEDERAL TAX MATTERS......................................................................................................32
         Introduction....................................................................................................32
         Taxation of Annuities...........................................................................................33
         Qualified Policies..............................................................................................35
         Possible Change in Taxation.....................................................................................36
         Other Tax Consequences..........................................................................................36
         General36
DISTRIBUTION OF THE POLICY...............................................................................................36
LEGAL PROCEEDINGS........................................................................................................36
LEGAL MATTERS............................................................................................................37
ACCOUNTANTS..............................................................................................................37
VOTING RIGHTS............................................................................................................37
AVAILABLE INFORMATION....................................................................................................37
STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS..................................................................38
APPENDIX A..............................................................................................................A-1
         Example of Variable Accumulation Unit Value Calculations.......................................................A-1
         Example of Variable Annuity Unit Value Calculations............................................................A-1
         Example of Variable Annuity Payment Calculations...............................................................A-1

                                        This  Policy  is  available  only in New
York.

DEFINITIONS

Active Sub-Account: A Sub-Account of the Variable Account in which the Policy has current value.
Annuitant: The person: (a) whose life is used to determine the amount of monthly annuity payments on the Annuity Date; and (b) who is the Payee designated to receive monthly annuity payments, unless such Payee is changed by the Owner. The Annuitant cannot be changed after this Certificate has been issued, except upon the Annuitant's death prior to the Annuity Date if a Contingent Annuitant has previously been named. In the case of a Qualified Contract used to fund an IRA, the Owner must be the Annuitant. Annuitant's Beneficiary: The person(s) named by the Owner who may receive the Death Benefit under the Contract, if: (a) the Annuitant is not the Owner, there is no named Contingent Annuitant and the Annuitant dies before the Annuity Date and before the death of the Owner(s); or
(b) the Annuitant dies after the Annuity Date under an Annuity Form containing a period certain option. Annuity Date: The date on which the Annuity Purchase Amount will be applied to provide monthly annuity payments under the Annuity Form and Payment Option selected by the Owner. Monthly annuity payments will start the first day of the month immediately following the Annuity Date. Unless the Annuity Date is changed as allowed by the Policy, the Annuity Date will be as shown in the Policy. The Annuity Date may be changed by the Owner upon 30 days advance written notice to our Service Office. The revised Annuity Date may not be earlier than the first day of the calendar month coinciding with or next following the third Policy Anniversary. The Annuity Date may not be later than the first day of the calendar month immediately preceding the month of the Annuitant's 85th birthday. Annuity Payment: An amount paid by Transamerica at regular intervals to the Annuitant and/or any other Payee. It may be on a variable or fixed basis. Annuity Purchase Amount: The amount applied as a single premium to provide an annuity under the Annuity Form and Payment Options available under the Policy. The Annuity Purchase Amount is equal to the Policy Value, less any applicable Contingent Deferred Sales Load, and less any applicable premium taxes. In determining the Annuity Purchase Amount, Transamerica will waive the Contingent Deferred Sales Load if the Annuity Form involves life contingencies and the Annuity Date occurs on or after the third Policy Anniversary. Annuity Year: A one-year period starting on the Annuity Date and, after that, each succeeding one-year period. Cash Surrender Value: The amount payable to the Owner if the Policy is surrendered on or before the Annuity Date. The Cash Surrender Value is equal to the Policy Value, less the Policy Fee, less any applicable Contingent Deferred Sales Load, and less applicable premium taxes. Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder. Contingent Annuitant:
The person who: (a) becomes the Annuitant if the Annuitant dies before the Annuity Date; or (b) may receive benefits under the Policy if the Annuitant dies after the Annuity Date under an Annuity Form containing a contingent annuity option. A Contingent Annuitant may be designated only if the Owner is not also the Annuitant. The Contingent Annuitant may be changed at any time by the Owner while the Annuitant is living and before the Annuity Date. Fixed Annuity: An annuity with predetermined payment amounts. Free Look Period: The period of time, currently 10 days, beginning when the Owner has received the Policy, during which the Owner has the right to cancel the Policy. Funds: Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. in which the Variable Account currently invests. Inactive Sub-Account: A Sub-Account of the Variable Account in which the Policy has a zero balance. Net Investment Factor: An index that measures the investment performance of a Sub-Account from one Valuation Period to the next. Net Premium:
A Premium reduced by any applicable premium tax (including retaliatory premium taxes). Non-Qualified Policy: A Policy other than a Qualified Policy. Owner (Joint Owners): The person or persons who, while living, control(s) all rights and benefits under the Policy. Joint Owners own the Policy equally with the right of survivorship. The right of survivorship means that if a Joint Owner dies, his or her interest in the policy will pass to the surviving Joint Owner in accordance with the Death Benefit provision. Qualified Policies may not have Joint Owners. Owner's Beneficiary: The person who becomes the Owner of the Policy if the Owner dies. If the Policy has Joint Owners, the surviving Joint Owner will be the Owner's Beneficiary. Payee: The person who receives the Annuity Payments after the Annuity Date. The Payee will be the Annuitant, unless otherwise changed by the Owner. Policy Anniversary: The same month and day as the Policy Date in each calendar year after the calendar year in which the

Policy Date occurs.
Policy Date: The effective date of the Policy as shown on the Policy.
Policy Value: The total dollar amount of all Variable Accumulation Units in each Sub-Account of the Variable Account held for the Policy prior to the Annuity Date. The Policy Value is equal to: (a) Net Premiums; plus or minus (b) any increase or decrease in the value of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) the annual Policy Fees (taken at the end of each Policy Year); less (f) any applicable Transfer Fees; and less (g) any withdrawals from the Sub-Accounts. Policy Year: The 12-month period from the Policy Date and ending with the day before the first Policy Anniversary and each twelve month period thereafter. The first Policy Year for any particular Net Premium is the Policy Year in which the Premium is received by the Service Center. Portfolio: Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., or any one of the Series of Dreyfus Variable Investment Fund underlying a Sub-Account of the Variable Account. Proof of Death: May be: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to Transamerica. Qualified Policy: A Policy used in connection with an individual retirement annuity which receives favorable federal income tax treatment under Section 408 of the Code. Receipt: Receipt and acceptance by Transamerica at its Service Center. Series: Any of the portfolios of Dreyfus Variable Investment Fund available for investment by a Sub-Account under the Policy. Service Center: Transamerica's Annuity Service Center, at P.O. Box 31728, Charlotte, North Carolina 28231-1728 and at telephone (800) 258-4261. Socially Responsible Fund: The Dreyfus Socially Responsible Growth Fund, Inc., a diversified open-end management investment company. Stock Index Fund: Dreyfus Stock Index Fund, a non-diversified open-end management investment company. Sub-Account: A subdivision of the Variable Account investing solely in shares of one of the Portfolios. Valuation Day: Any day the New York Stock Exchange is open for trading and that is a regular business day for our Service Center. Valuation occurs currently as of 4:00 p.m. ET each Valuation Day. Valuation
Period: The time interval between the closing of the New York Stock Exchange on consecutive Valuation Days. Variable Account: Separate Account VA-2LNY, a separate account established and maintained by Transamerica for the investment of a portion of its assets pursuant to Section 4240 of the New York Insurance Law and Regulation 47 (part 50). The Variable Account contains several Sub-Accounts to which all or portions of Net Premiums and transfers may be allocated. Variable Accumulation Unit: A unit of measure used to determine the Policy Value prior to the Annuity Date. The value of a Variable Accumulation Unit varies with each Sub-Account. Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account. Variable Annuity Unit: A unit of measure used to determine the amount of the second and each subsequent payment under a Variable Annuity Payment Option. The value of a Variable Annuity Unit varies with each Sub-Account. Variable Fund: Dreyfus Variable Investment Fund, an open-end management investment company. Withdrawals: Refers to partial withdrawals, full surrenders, and systematic withdrawals that are paid in cash to the Owner or person(s) specified by the Owner. Written Notice (or Written Request): A notice or request in writing by the Owner to Transamerica's Service Center. Such a request must contain original signatures; no carbons or photocopies will be accepted. Transamerica reserves the right to accept a facsimile copy.

SUMMARY
The Policy
           The Flexible Premium Multi-Funded Deferred Annuity Policy (the "Policy") described in this Prospectus is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes. The Contract may be used with non-qualified plans and as an individual retirement annuity, that qualifies for special tax treatment under Section 408 of the Code, and whose initial Purchase Payment is a rollover of amounts from a qualified retirement plan(s) receiving special tax treatment under Sections 401(a), 403(b) and 408 of the Code, (a "rollover IRA"). Additionally, with Transamerica's prior permission, the Policy may be used as an IRA whose initial Purchase Payment limited to the contribution limitations of the Code (a "contributory IRA"), as an annuity under Section 403(b) of the Code and with various types of qualified pension and profit-sharing plans under Section 401(a) of the Code. The Policy is issued by Transamerica Life Insurance Company of New York (formerly called First Transamerica Life Insurance Company) ("Transamerica"), a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company, having its principal office at 100 Manhattanville Road, Purchase New York 10577, telephone (914) 701-6000. The change in name to Transamerica Life Insurance Company of New York is effective May 1, 1997.
         The Policy provides that the Policy Value, after certain adjustments, will be applied to an Annuity Form and Payment Option on a selected future date (see "Annuity Date", page 29).
         The Policy Value will depend on the investment experience of each Sub-Account of the Variable Account selected by the Owner. All payments and values provided under the Policy when based on the investment experience of the Variable Account are variable and are not guaranteed as to dollar amount. Therefore, prior to the Annuity Date the Owner bears the entire investment risk under the Policy.
         There is no guaranteed or minimum Cash Surrender Value, so the proceeds of a surrender could be less than the total Premiums.
         The Initial Premium for each Policy must generally be at least $5,000 unless, with Transamerica's permission, the Policy is sold as a Qualified Policy to certain retirement plans. Generally, each additional Premium must be at least $500 (unless an automatic payment plan is selected). In no event, however, may the total of all Premiums under a Policy exceed $1,000,000 without the prior approval of Transamerica. The minimum Net Purchase Payment that may be allocated to an
Inactive Sub-Account is $500 and to a new Guarantee Period is $1,000.
(See "Policy Application and Premiums" page 21.)
The Variable Account
           The Variable Account is a separate account (Separate Account VA-2LNY) that is subdivided into Sub-Accounts. (See "The Variable Account" page 17.) Assets of each Sub-Account are invested in a specified mutual fund Portfolio. Each Sub-Account uses its assets to purchase, at their net asset value, shares of a specific Series of Dreyfus Variable Investment Fund or shares in Dreyfus Stock Index Fund or in The Dreyfus Socially Responsible Growth Fund, Inc. (together "The Funds"). The following fifteen Portfolios are currently available for investment in the Variable Account. All Portfolios may not be available for investment.

 Money Market               Capital Appreciation        International Value
 Managed Assets             Stock Index                 Disciplined Stock
 Zero Coupon 2000           Socially Responsible Growth Small Company Stock
 Quality Bond               Growth and Income           Balanced
 Small Cap                  International Equity        Limited Term High Income

         The Funds pay their investment adviser and administrators certain fees charged against the assets of each Portfolio. The Policy Value, if any, of a Policy and the amount of any Variable Annuity Payments will vary to reflect the investment performance of all of the Sub-Accounts selected by the Owner and the deduction of the charges described under "Charges and Deductions" on page 26. For more information about the Funds, see "The Funds" page 17 and the accompanying Funds' prospectuses. Transfers Before the Annuity Date
           Prior to the Annuity Date, the Owner may transfer make up to 18 transfers between and among the Sub-Accounts of the Variable Account. A "transfer" is the reallocation of amounts among the Sub-Accounts of the Variable Account. All reallocations on any one day is considered one transfer. Total transfers are limited to eighteen during a Policy Year. This limit includes all transfers except those specifically excluded under certain programs. (See "Transfers" on page 22.)
         Transamerica currently does not impose a Transfer Fee, but it reserves the right to charge a Transfer Fee for each transfer in excess of twelve made during the same Policy Year. (See "Transfer Fee" page 28.) (For Transfers after the Annuity Date, see "After the Annuity Date" page 23.)

Withdrawals
           All or part of the Cash Surrender Value for a Policy may be withdrawn by the Owner on or before the Annuity Date. However, amounts withdrawn may be subject to a Contingent Deferred Sales Load. (See "Contingent Deferred Sales Load" page 26.) Amounts withdrawn may be subject to a premium tax or similar tax, depending upon the state in which the Owner lives. Withdrawals may further be subject to any federal, state or local income tax, and subject to a penalty tax and Qualified Contracts may be subject to severe restrictions. (See "Qualified Policies" page 31 and "Federal Tax Matters" page 32.) (Except for rollover IRA's, Qualified Contracts are sold only with Transamerica's prior permission.) The annual Policy Fee generally will be deducted on a full surrender of a Policy. (See "Cash Withdrawals" page 24 for additional limitations regarding withdrawals.) Contingent Deferred Sales Load
           Transamerica does not deduct a sales charge from Premiums (although premium taxes may be deducted). However, if any part of the Policy Value is withdrawn, a Contingent Deferred Sales Load of up to 6% of Premiums withdrawn may be assessed by Transamerica to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. TRANSAMERICA GUARANTEES THAT THE AGGREGATE CONTINGENT DEFERRED SALES LOAD WILL NEVER EXCEED 6% OF THE PREMIUMS. After a Premium has been held by Transamerica for seven Policy Years, the remaining Premium may be withdrawn without charge.
         Certain amounts may be withdrawn free of any Contingent Deferred Sales Load. The Owner may make withdrawals up to the "Allowed Amount" (described below) without incurring a Contingent Deferred Sales Load each Policy Year before the Annuity Date. During the first Policy Year, the Allowed Amount is equal to accumulated earnings not previously withdrawn. For the first withdrawal, and only the first withdrawal, in a Policy Year after the first Policy Year, the available Allowed Amount is equal to the sum of (a) 100% of Premiums not previously withdrawn and received at least seven Policy years before the date of withdrawal; plus (b) the greater of (i) the accumulated earnings not previously withdrawn or (ii) 10% of Premiums received at least one but less than seven complete Policy Years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such Premiums. After the first withdrawal in a Policy Year, after the first Policy Year, the available Allowed Amount is equal to the sum of: (a) 100% of Premiums not previously withdrawn and received at least seven complete Policy Years before the date of withdrawal; plus (b) accumulated earnings not previously withdrawn. Withdrawals will always be made first from accumulated earnings, and then from Premiums on a first in first out basis. Therefore, Accumulated Earnings could be withdrawn as part of the first withdrawal in a Policy Year and, therefore, not be available for withdrawals made later that Policy Year. If an Allowed Amount is not withdrawn during a Contract Year, it does not carry over to the next Contract Year. However, accumulated earnings, if any, in an Owner's Account Value are always available as the Allowed Amount. No withdrawals are allowed with regard to Premiums made by a check which has not cleared. (See "Contingent Deferred Sales Load" page 26 and "Cash Withdrawals" page 24.) Other Charges and Deductions
         Transamerica deducts a daily charge (the "Mortality and Expense Risk Charge") equal to a percentage of the value of the net assets in the Variable Account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the Variable Account attributable to the Policies. (See "Mortality and Expense Risk Charge" page 28.) TRANSAMERICA GUARANTEES THAT THIS MORTALITY AND EXPENSE RISK CHARGE WILL NOT BE INCREASED.
         Transamerica also deducts a daily charge (the "Administrative Expense Charge") equal to a percentage of the value of the net assets in the Variable Account corresponding to an effective annual rate of 0.15% to help cover some of the costs of administering the Policy and the Variable Account. This charge may change, but it is guaranteed not to exceed a maximum effective annual rate of 0.25%. (See "Administrative Charges" page 27).
         There is also an administrative charge (the "Policy Fee") each year for Policy maintenance. This fee is currently $30 (or 2% of the Policy Value, if less) but will not be assessed for Policy Years in which the Policy Value exceeds $50,000 on the last business day of the Policy Year or as of the date the Policy is surrendered. The Policy Fee will be deducted at the end of the Policy Year or when the Policy is surrendered, if earlier. The Policy Fee may change but it is guaranteed not to exceed $60 (or 2% of the Policy Value, if less) per Policy Year. After the Annuity Date this fee is referred to as the Annuity Fee. The Annuity Fee is $30 and will not change. (See "Administrative Charges" page 27.)
         Currently, no Transfer Fees are imposed. However, for each transfer in excess of twelve during a Policy Year, a Transfer Fee may be imposed equal to the lesser of $10 or 2% of the amount transferred. (See "Transfer Fee" page 28.)
         Also, New York currently has no premium tax nor retaliatory premium tax. If New York imposes these taxes in the future, or if the Owner is or becomes a resident of a state other than New York where such taxes apply, the charges could be deducted from premiums and/or from the Annuity Purchase Amount upon annuitization. (See "Premium Taxes" page 28.)

Variable Account Fee Table
         The purpose of this table is to assist in understanding the various costs and expenses that the Owner will bear directly and indirectly. The table reflects expenses of the Variable Account as well as of the Portfolios. The table assumes that the entire Account Value is in the Variable Account. The information set forth should be considered together with the narrative provided under the heading "Charges and Deductions" on page 26 of this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.

Contract Transaction Expenses(1)
         Sales Load Imposed on Purchase Payments                         0
         Maximum Contingent Deferred Sales Load(2)                       6%
----------------------------------------------------------------------------
                Range of Contingent Deferred Sales Load Over Time
                                           Contingent Deferred
Contract Years since                           Sales Load
Purchase Payments Receipt                      Percentage
     Less than 2 years                              6%
     2 years but less than 4 years                  5%
     4 years but less than 6 years                  4%
     6 years but less than 7 years                  2%
     7 or more                                      0%

     Transfer Fee(3)                                       0
     Systematic Withdrawal Fee(3)                          0
     Account Fee(4)                                       $30
     Variable Account Annual Expenses(1)
     Mortality and Expense Risk Charges                  1.25%
     Administrative Expense Charge(5)                     .15%
     Other Fees and Expenses of the Variable Account     0.00%
     Total Variable Account Annual Expenses              1.40%



                                                 Zero                                                     Stock
Portfolio                  Money     Managed    Coupon        Quality         Small        Capital        Index
---------
 Annual Expenses(6)       Market     Assets      2000          Bond            Cap      Appreciation     Fund(6)
-------------------       ------     ------      ----          ----            ---      ------------     ----
(as a percentage of Portfolio
average net assets)
   Management Fees         0.50%      0.75%      0.45%         0.65%         0.75%         0.75%         0.24%
   Other Expenses          0.12%      0.18%      0.21%         0.14%         0.04%         0.09%         0.05%
   Total Portfolio Annual  0.62%      0.93%      0.66%         0.79%         0.79%         0.84%         0.30%
             Expenses


                                 Socially       Growth                                                    Small
Portfolio                       Responsible       and      International   International  Disciplined    Company
 Annual Expenses(6)               Fund(6)       Income        Equity        Value(6)(7)   Stock(6)(7)  Stock(6)(7)
(as a percentage of Portfolio
average net assets)
     Management Fees               0.72%         0.75%         0.75%         0.66%         0.59%         0.56%
     Other Expenses                0.24%         0.08%         0.53%         0.35%         0.21%         0.19%
     Total Portfolio Annual        0.96%          0.83%         1.28%         1.01%         0.80%         0.75%
            Expenses


Portfolio                                          Short Term High
 Annual Expenses(6)             Balanced(6)     Income Securities(6)
(as a percentage of Portfolio
average net assets)
     Management Fees               0.75%              0.65%
     Other Expenses                0.50%              0.35%
     Total Portfolio Annual        1.25%              1.00%
            Expenses

Expense information regarding the Portfolios has been provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. In preparing the table above and the examples that follow, Transamerica has relied on the figures provided by the Funds. Actual expenses in future years may be higher or lower than the figures above.

Notes to Fee Table:
(1) The Contract Transaction Expenses apply to each Contract, regardless of how Account Value is allocated between the Variable Account and the Fixed Account. The Variable Account Annual Expenses do not apply to the Fixed Account.
(2) A portion of the Purchase Payments may be withdrawn each year after the first Contract Year without imposition of any Contingent Deferred Sales Load; after a Purchase Payment has been held by Transamerica for seven Contract Years, the remaining Purchase Payment may be withdrawn free of any Contingent Deferred Sales Load ("CDSL"); accumulated earnings may always be withdrawn without imposition of a CDSL.
         (See  "Contingent Deferred Sales Load" page 26.)
(3) Transamerica currently does not impose a Transfer Fee. However, a Transfer Fee of $10 may be imposed for each transfer in excess of six in a Contract Year. Transamerica may also impose a fee (of up to $25 per year) if the systematic withdrawal option is elected. (See "Charges and Deductions" page 26.)
(4)      The current annual  Account Fee is $30 (or 2% of the Account Value,  if less) per Contract Year. The fee may be changed annually, but it may not exceed $60 (or 2% of the Account Value, if less). (See "Charges and Deductions" page 26.)
(5) The current annual Administrative Expense Charge is 0.15%; it may be increased to 0.25%. The total of the charges described in notes (2),
         (3) and (4) will never exceed the anticipated or estimated costs to administer the Contract and the Variable Account. (See "Charges and Deductions" page 26.)
(6) From time to time, the Portfolios' investment adviser, in its sole discretion, may waive all or part of their fees and/or voluntarily assume certain Portfolio expenses. For fiscal year 1996, certain fees were waived or expenses assumed, in each case on a voluntary basis. With such waivers or reimbursements, the Management Fees, Other Expenses and Total Portfolio Annual Expenses that were paid for the last completed fiscal year, December 31, 1996, for the Socially Responsible Fund were 0.72%, 0.24% and 0.96%. The International Value, Disciplined Stock, and Small Company Stock Portfolios did not commence operations until April 30, 1996. The Management Fee, Other Expenses and Total Portfolio Annual Expenses that were paid, on an annualized basis because of such waivers or reimbursements, for the last completed
         fiscal   year,   December  31,  1996,   for  these   Portfolios   were:
         International Value: 0.66%, 0.35%, 1.01%; Disciplined Stock: 0.59%, 0.21%, 0.80%; and Small Company Stock: 0.56%; 0.19%; and 0.75%. During
         calendar year 1997, the adviser has under taken to waive fees and reimburse expenses as follows: Stock Index with a cap at 0.40%; Balanced with a cap of 1.25% on an annualized basis; and Limited Term High Income with a cap of 1% on an annualized basis. For a more complete description of the Portfolios' fees and expenses, see the Funds' prospectuses.
(7) The International Value, Disciplined Stock and Small Company Stock Portfolios did not commence operations until April 30, 1996. These numbers show the expenses annualized as though the Portfolio had been in operation throughout 1996.
(8) The Balanced and Limited Term High Income Portfolios did not commence operations during 1996. These numbers are annualized estimates of the expenses that each of these Portfolios expects to incur with waivers and reimbursements during fiscal year 1997.

Examples*

         The following three examples reflect no Policy Fee deduction because the approximate average Policy Value is more than $50,000 and the Policy fee is waived for Account Value over $50,000.
         These examples all assume no Transfer Fees, systematic withdrawal fee or premium tax have been assessed. Premium taxes may be applicable. (See "Premium Taxes" page 28.)
         These examples show expenses without reflecting fee waivers and reimbursements for 1996. Except for the Stock Index, Balanced and Limited Term High Income Portfolios, it is not anticipated that there will be any fee waivers or expense reimbursements in the future.


Example 1
         If the Owner surrenders the Policy at the end of the applicable time period, he/she would pay the following expenses on a $1,000 Initial Premium assuming a 5% annual return on assets:


Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $76.29           $112.96          $148.80           $234.80
Managed Assets              $79.21           $121.85          $164.53           $266.60
Zero Coupon 2000            $76.67           $114.11          $150.84           $238.97
Quality Bond                $77.89           $117.85          $157.46           $252.37
Small Cap                   $77.89           $117.85          $157.46           $252.37
Capital Appreciation        $78.37           $119.28          $159.99           $257.48
Stock Index                 $73.26           $103.57          $132.30           $200.86
Socially Responsible        $79.78           $123.57          $167.55           $272.63
Growth and Income           $78.27           $118.99          $159.48           $256.46
International Equity        $82.50           $131.80          $181.99           $301.24
International Value         $83.16           $133.77          $185.45           $308.01
Disciplined Stock           $79.50           $122.71          $166.04           $269.62
Small Company Stock         $79.31           $122.14          $165.03           $267.60
Balanced                    $82.22           $130.95          $180.51           $298.32
Limited Term High Income    $79.87           $123.85          $168.05           $273.63



Example 2
         If the Owner does not surrender and does not annuitize the Policy, he/she would pay the following expenses on a $1,000 Initial Premium assuming a 5% annual return on assets:


Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $20.50            $63.35          $108.80           $234.80
Managed Assets              $23.61            $72.74          $124.53           $266.60
Zero Coupon 2000            $20.90            $64.57          $110.84           $238.97
Quality Bond                $22.21            $68.51          $117.46           $252.37
Small Cap                   $22.21            $68.51          $117.46           $252.37
Capital Appreciation        $22.71            $70.02          $119.99           $257.48
Stock Index                 $17.28            $53.57           $92.30           $200.86
Socially Responsible        $24.21            $74.55          $127.55           $272.63
Growth and Income           $22.61            $69.72          $119.48           $256.46
International Equity        $27.11            $83.23          $141.99           $301.24
International Value         $27.81            $85.32          $145.45           $308.01
Disciplined Stock           $23.91            $73.65          $126.04           $269.62
Small Company Stock         $23.71            $73.04          $125.03           $267.60
Balanced                    $26.81            $82.34          $140.51           $298.32
Limited Term High Income    $24.31            $74.85          $128.05           $273.63


Example 3
          If the Owner elects to annuitize at the end of the applicable period under an Annuity Form with life contingencies,** he/she would pay the following expenses on a $1,000 Initial Premium assuming a 5% annual return on assets:

Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $76.29            $63.35          $108.80           $234.80
Managed Assets              $79.21            $72.74          $124.53           $266.60
Zero Coupon 2000            $76.67            $64.57          $110.84           $238.97
Quality Bond                $77.89            $68.51          $117.46           $252.37
Small Cap                   $77.89            $68.51          $117.46           $252.37
Capital Appreciation        $78.37            $70.02          $119.99           $257.48
Stock Index                 $73.26            $53.57           $92.30           $200.86
Socially Responsible        $79.78            $74.55          $127.55           $272.63
Growth and Income           $78.27            $69.72          $119.48           $256.46
International Equity        $82.50            $83.23          $141.99           $301.24
International Value         $83.16            $85.32          $145.45           $308.01
Disciplined Stock           $79.50            $73.65          $126.04           $269.62
Small Company Stock         $79.31            $73.04          $125.03           $267.60
Balanced                    $82.22            $82.34          $140.51           $298.32
Limited Term High Income    $79.87            $74.85          $128.05           $273.63

* In preparing the examples above, Transamerica has relied on the data provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures.
** For annuitization under a form that does not include life contingencies, a Contingent Deferred Sales Load may apply.

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES.
ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES
IN THE POLICY.  The assumed 5% annual return is only hypothetical.  It is not a representation of past or future returns.
Actual returns could be greater or less than this assumed rate.
Annuity Payments
         Annuity Payments will be made either on a fixed basis or a variable basis or a combination of a fixed and variable basis as the Owner selects. The Owner has flexibility in choosing the Annuity Date for his or her Policy. In no event may the Annuity Date be later than the first day of the month immediately preceding the month of the Annuitant's 85th birthday nor earlier than the first day of the month coinciding with or immediately following the third Policy Anniversary. Annuity Payments will begin on the first day of the calendar month following the Annuity Date. (See "Annuity Payments" page 29.)
         Four Annuity Forms are available under the Policy: (1) Life Annuity;
(2) Life and Contingent Annuity; (3) Life
Annuity with Period Certain; and (4) Joint and Survivor Annuity. (See "Annuity Forms" page 30.)
Payments on Death Before the Annuity Date
         A death benefit is paid on the death of either the Owner or Annuitant prior to the Annuity Date. If the deceased Owner or Annuitant, as applicable, had not attained their 85th birthday, the death benefit for a Policy is the greatest of (a) the Policy Value, (b) all Premiums paid to the Policy less withdrawals and any premium taxes applicable to those withdrawals or (c) the greatest Policy Anniversary Value prior to the earliest of the Annuitant's or Owner's 75th birthday increased by Premiums paid since that Policy Anniversary less withdrawals and any premium taxes applicable to those withdrawals. If the deceased Owner or Annuitant, as applicable, had attained age 85, the death benefit will be the Policy Value. The death benefit will generally be paid within seven days of receipt of the required Proof of Death of the Owner or the Annuitant and election of the method of settlement or as soon thereafter as Transamerica has sufficient information about the Beneficiary to make the payment, but if no settlement method is elected the death benefit will be paid no later than one year from the date of death. No Contingent Deferred Sales Load is imposed. The death benefit may be paid as either a lump sum or as an annuity. (See "Death Benefit" page 25.) Federal Income Tax Consequences
           An Owner who is a natural person generally should not be taxed on increases in the Policy Value until a distribution under the Policy occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge, loan, or assignment of a Policy). Generally, a portion (up to 100%) of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise, except that mandatory withholding may apply for certain Qualified Contracts. In addition, a federal penalty tax may apply to certain distributions or deemed distributions. (See "Federal Tax Matters" page 32.)

Right to Cancel
           The Owner has the right to examine the Policy for a limited period, known as a "Free Look Period." The Owner can cancel the Policy by delivering or mailing a written notice or by sending a telegram to (a) the agent through whom the Policy was purchased or (b) the Service Center before midnight of the tenth day after receipt of the Policy. Notice given by mail and the return of the Policy by mail, properly addressed and postage prepaid, will be deemed by Transamerica to have been made on the date postmarked. Transamerica will refund the Policy Value determined as of the date the notice is postmarked within seven days after receipt of such notice to cancel and the returned Policy. Questions
          Any questions about procedures or the Policy will be answered by the Transamerica Annuity Service Center ("Service Center") at P.O. Box 31728, Charlotte, North Carolina 28231-1728 or call (800) 258-4261. All inquiries should include the Policy Number and the Owner's and Annuitant's names.
         NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the prospectuses for Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, and The Dreyfus Socially Responsible Growth Fund, Inc. which should be referred to for more detailed information. With respect to Qualified Policies, it should be noted that the requirements of a particular retirement plan, an endorsement to the Policy, or limitations or penalties imposed by the Code or the Employee Retirement Income Security Act of 1974, as amended,may impose limits or restrictions on Premiums, Withdrawals, distributions, or benefits, or on other provisions of the Policy. This Prospectus does not describe such limitations or restrictions. (See "Federal Tax Matters" page 32.)

CONDENSED FINANCIAL INFORMATION

         The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.
         The following table sets forth certain information regarding the Sub-Accounts for the period from commencement of business operations of the Sub-Account through December 31, 1996. The Balanced Fund and Limited Term High Income Fund are not included because these Sub-Accounts did not commence operations during 1996.
         The Variable Accumulation Unit values and the number of Variable Accumulation Units outstanding for each Sub-Account for the periods shown are as follows:

                                            Year Ending December 31, 1993
         -----------------------------------------------------------------

                           Money         Managed       Zero Coupon      Quality
                          Market         Assets           2000           Bond         Small Cap
                        Sub-Account    Sub-Account     Sub-Account    Sub-Account    Sub-Account
                    (Inception 1/4/93)(Inception 1/4/93)(Inception 1/4/93)(Inception 1/4/93)                    (Inception 1/4/93)
Accumulation Unit Value
    at Beginning of Period $1.021         $12.797        $13.225        $12.310       $39.620
Accumulation Unit Value
    at End of Period       $1.018        $12.861         $13.373        $12.445        $37.702
Number of Accumulation
    Units Outstanding
    at End of Period   2,678,280.492   167,686.797     137,252.898    86,752.856     138,557.449


                                       Capital Appreciation  Stock IndexSocially Responsible
                                            Sub-Account      Sub-Account     Sub-Account
                                            (Inception-      (Inception      (Inception-
                                             April 5,        January 4,      October 7,
                                               1993)            1993            1993)
Accumulation Unit Value at
   Beginning of Period                         $6.590          $16.590          $12.490
Accumulation Unit Value at
   End of Period                              $13.160          $16.521          $13.364
Number of Accumulation Units
   Outstanding at End of Period              44,612.892       32,543.274        3,555.254





                                            Year Ending December 31, 1994
                     ---------------------------------------------------------------------------------



                           Money       Managed    Zero Coupon     Quality
                          Market       Assets        2000          Bond       Small Cap
                        Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account
Accumulation Unit Value
    at Beginning of Period  $1.018       $12.861       $13.373      $12.445     $37.702
Accumulation Unit Value
    at End of Period      $1.048       $12.496      $12.672       $11.710      $40.064
Number of Accumulation
    Units Outstanding
    at End of Period  8,547,165.659  820,985.237  203,164.533   164,657.770  612,327.237



                       Capital Appreciation     Stock Index            Socially Responsible
                            Sub-Account         Sub-Account            Sub-Account
Accumulation Unit Value
    at Beginning of Period     $13.160           $16.521              $13.364
Accumulation Unit Value
    at End of Period             $13.373          $16.437           $13.377
Number of Accumulation
    Units Outstanding
    at End of Period           285,264.827      190,496,641       24,435.402



                                               Year Ending December 31, 1995
      ---------------------------------------------------------------------------------------------------------------



                               Money          Managed        Zero Coupon         Quality
                              Market          Assets            2000              Bond          Small Cap
                            Sub-Account     Sub-Account      Sub-Account       Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period   $1.048          $12.496           $12.672        $11.711   $40.064
Accumulation Unit Value
    at End of Period          $1.093          $12.292          $14.740           $13.908        $51.121
Number of Accumulation
    Units Outstanding
    at End of Period   9,084,943.487      666,488.480      351,788.006       454,139.991    817,445.023



                                                                              Growth and Income International Equity
                                                                                 Sub-Account         Sub-Account
                        Capital Appreciation Stock Index   Socially Responsible  (Inception          (Inception
                             Sub-Account     Sub-Account        Sub-Account    January 5, 1995     January 5, 1995
                             -----------     -----------        -----------    ---------------     ---------------
Accumulation Unit Value
    at Beginning of Period    $13.373          $16.437            $13.377          $12.235             $12.024
Accumulation Unit Value
    at End of Period          $17.610          $22.172            $17.752          $19.426             $12.964
Number of Accumulation
    Units Outstanding
    at End of Period      587,928.246      365,482.688         49,020.846      734,393.096          61,152.467





                                               Year Ending December 31, 1996
         ---------------------------------------------------------------------------------------------------------

                           Money              Managed        Zero Coupon         Quality
                          Market              Assets            2000              Bond           Small Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period  $1.093           $12.292           $14.740          $13.908             $51.121
Accumulation Unit Value
    at End of Period      $1.132              $11.682          $14.911           $14.142          $58.773
Number of Accumulation
    Units Outstanding
    at End of Period  10,392,468.634        489,733.637      396,886.829       664,469.782     1,000,594.786


                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period  $17.610           $22.172          $17.752               $19.426           $12.964
Accumulation Unit Value
    at End of Period        $21.802           $26.791          $21.221               $23.131           $14.267
Number of Accumulation
    Units Outstanding
    at End of Period     1,074,614.761      585,454.420      103,732.717          1,906,011.179      226,976.242



                   International Value   Disciplined Stock  Small Company Stock
                            Sub-Account         Sub-Account         Sub-Account
Accumulation Unit Value
    at Beginning of Period    $10.00              $10.00              $10.00
Accumulation Unit Value
    at End of Period          $10.244             $11.776             $10.772
Number of Accumulation
    Units Outstanding
    at End of Period        47,815.855          381,884.114         212,878.654


Financial Statements for the Variable Account and Transamerica
           The financial statements and reports of independent auditors for the Variable Account and Transamerica are contained in the Statement of Additional Information.

PERFORMANCE DATA
           From time to time, Transamerica may advertise yields and average annual total returns for the Sub-Accounts of the Variable Account. In addition, Transamerica may advertise the effective yield of the Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance. The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
         The yield of a Sub-Account (other than the Money Market Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.
         The yield calculations do not reflect the effect of any Contingent Deferred Sales Load or premium taxes that may be applicable to a particular Policy. To the extent that the Contingent Deferred Sales Load is applicable to a particular Policy, the yield of that Policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly described herein, please refer to the Statement of Additional Information.
         The average annual total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The average annual total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (including the deduction of any applicable Contingent Deferred Sales Load but excluding the deduction of any premium taxes) as of the last day of each of the periods for which total return quotations are provided.
         Performance information for any Sub-Account reflects only the performance of a hypothetical Policy under which Policy Value is allocated to a Sub-Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.
         Reports and promotional literature may also contain other information including (1) the ranking of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard and Poor's
Indices, Dow Jones Industrial Average, and other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (2) the effect of tax deferred compounding on Sub-Account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.
         In its advertisements and sales literature, Transamerica may discuss, and may illustrate by graphs, charts, or otherwise, the implications of longer life expectancy for retirement planning, the tax and other consequences of long-term investment in the Policy, the effects of the Policy's lifetime payout option, and the operation of certain special investment features of the Policy -- such as the Dollar Cost Averaging option. Transamerica may explain and depict in charts, or other graphics, the effects of certain investment strategies. Transamerica may also discuss the Social Security system and its projected payout levels and retirement plans generally, using graphs, charts and other illustrations.
         Transamerica may from time to time also disclose average annual total return in non-standard formats and cumulative (non-annualized) total return for the Sub-Accounts. The non-standard average annual total return and cumulative total return will assume that no Contingent Deferred Sales Load is applicable. Transamerica may from time to time also disclose yield, standard total returns, and non-standard total returns for any or all Sub-Accounts.
         All non-standard performance data will only be disclosed if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.
         Transamerica   may  also   advertise   performance   figures   for  the
Sub-Accounts based on the performance of a Portfolio prior to the time the Variable Account commenced operations.

TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK
AND THE VARIABLE ACCOUNT

Transamerica Life Insurance Company of New York
           Transamerica Life Insurance Company of New York, formerly called First Transamerica Life Insurance Company, ("Transamerica") is a stock life insurance company incorporated under the laws of the State of New York on February 5, 1986. It is principally engaged in the sale of life insurance and annuity policies. Transamerica is a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company, which in turn is an indirect subsidiary of Transamerica Corporation. The address for First Transamerica Life is 575 Fifth Avenue, Thirty-Sixth Floor, New York, New York 10017-2422. The name change to Transamerica Life Insurance Company of New York is effective May 1, 1997. Published Ratings
           Transamerica may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Transamerica and should not be considered as bearing on the investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Transamerica as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account. The Variable Account
           Separate Account VA-2LNY of Transamerica (the Variable Account) was established by Transamerica as a separate account under the laws of the State of New York on June 23, 1992 pursuant to resolutions of Transamerica's Board of Directors. The Variable Account is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the Variable Account.
         The assets of the Variable Account are owned by Transamerica but they are held separately from the other assets of Transamerica. Section 4240 of the New York Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent that assets in the separate account exceed the reserves and other liabilities of the separate account) if and to the extent so provided in the applicable agreements, and the Policies contain such a provision. Income, gains and losses incurred on the assets in the Variable Account, whether or not realized, are credited to or charged against the Variable Account without regard to other income, gains or losses of Transamerica. Therefore, the investment performance of the Variable Account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account maintained by Transamerica.
         The Variable Account has fifteen Sub-Accounts, each of which invests solely in a specific corresponding Portfolio.
(See "The Funds" page 17.) Changes to the Sub-Accounts may be made at the discretion of Transamerica. (See "Addition,
Deletion, or Substitution" page 20.)  All Sub-Accounts may not be available
May 1, 1997.

THE FUNDS
           The Variable Account invests exclusively in Series of Dreyfus Variable Investment Fund (the "Variable Fund"), Dreyfus Stock Index Fund (the "Stock Index Fund") and The Dreyfus Socially Responsible Growth Fund, Inc. (the "Socially Responsible Fund"). The Variable Fund was organized as an unincorporated business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated October 29, 1986, commenced operations on August 31, 1990, and is registered with the Commission as an open-end management investment company under the 1940 Act. Currently, thirteen Series (i.e., Portfolios) of the Variable Fund are available for the Policies. Each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. The Stock Index Fund was incorporated under Maryland law on January 24, 1989, commenced operations on September 29, 1989, and is registered with the Commission as an open-end, non-diversified, management investment company. The Socially Responsible Fund was incorporated under

Maryland law on July 20, 1992, commenced operations on August 31, 1993, and is registered with the Commission as an open-end, diversified, management investment company. However, the Commission does not supervise the management or the investment practices and policies of any of the Funds. The assets of the Variable Fund, the Socially Responsible Fund and the Stock Index Fund are each separate from the assets of the other Funds.
         The Dreyfus Corporation provides investment advisory and administrative services to the Variable Fund and the Socially Responsible Fund. Mellon Equity Associates provides index fund management services to the Stock Index Fund, with The Dreyfus Corporation serving as the manager, in accordance with applicable agreements with the Fund. Fayez Sarofim & Co. provides sub-investment advisory services for the Capital Appreciation Portfolio. NCM Capital Management Group, Inc., provides sub-investment advisory services for the Socially Responsible Fund.
         The Portfolios are described below. See the Variable Fund, the Stock Index Fund and the Socially Responsible Fund
prospectuses for more information.
Money Market Portfolio
           The Money Market Portfolio's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing in short-term money market instruments. The investment advisory fee is payable monthly at the annual rate of 0.50 of 1% of the value of the Portfolio's average daily net assets. This Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share. Managed Assets Portfolio
           The Managed Asset Portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. It seeks to achieve its objective by investing in a wide range of equity and debt securities and money market instruments. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% (for a total of 0.75%) of the value of the Portfolio's average daily net assets. Zero Coupon 2000 Portfolio
           The Zero Coupon 2000 Portfolio's investment objective is to provide as high an investment return as is consistent with the preservation of capital. It seeks to achieve its objective by investing primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates (collectively, "Stripped Treasury Securities"). The Portfolio's also may purchase certain other types of stripped government or corporate securities. The Portfolio's assets will consist primarily of portfolio securities which will mature on or about December 31, 2000. The investment advisory fee is payable monthly at the annual rate of 0.45 of 1% of the value of the Portfolio's average daily net assets. Quality Bond Portfolio
           The Quality Bond Portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major banking institutions. The investment advisory fee is payable monthly at the annual rate of 0.65 of 1% of the value of the Portfolio's average daily net assets.
Small Cap Portfolio
           The Small Cap Portfolio's investment objective is to maximize capital appreciation. It seeks to achieve its objective by investing principally in common stocks;under normal market conditions, the Portfolio's will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase which The Dreyfus Corporation believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in the future earnings. The investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Capital Appreciation Portfolio
           The Capital Appreciation Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary goal. It seeks to achieve its goals by investing in common stocks of domestic and foreign issuers. An investment advisory fee is payable to The Dreyfus Corporation and a sub-investment advisory fee is payable monthly to Fayez Sarofim & Co. at the aggregate annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Growth and Income Portfolio
         The Growth and Income Portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Portfolio invests primarily in equity and debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of
0.75 of 1% of the value of the Portfolio's average daily net assets. International Equity Portfolio
         The International Equity Portfolio's investment objective is to maximize capital appreciation. This Portfolio's invests primarily in the equity securities of foreign issuers located throughout the world. An investment advisory fee at an annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets is payable monthly to The Dreyfus Corporation.
International Value Portfolio
         The International Value Portfolio's investment objective is long-term capital growth. This Portfolio invests primarily in a portfolio of publicly traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by the Portfolio's investment adviser. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 1.00% of the value of the Portfolio's average daily net assets. Disciplined Stock Portfolio
         The Disciplined Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate, as presented by the Standard & Poor's 500 Composite Stock Price Index. This Portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective without assuming undue risk relative to the broad stock market. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Small Company Stock Portfolio
         The Small Company Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate as represented by the Russell 2500(TM) Index. This Portfolio invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500(TM) Index. An investment advisory fee is payable monthly to the Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Balanced Fund
         The Balanced Portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. This Series invests primarily in common stocks and bonds in proportion consistent with their expected returns and risks as determined by The Dreyfus Corporation. An investment advisory fee is payable monthly to the Dreyfus Corporation at the annual rate of 0.75% of 1% of the value of the Portfolio's average daily net assets. Limited Term High Income Fund
         The Limited Term High Income Portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. This Portfolio seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities, commonly known as "junk bonds," that, under normal market conditions, has an effective duration of three and on-half years or less and an effective average portfolio maturity of four years or less. Investments of this type are subject to a greater risk of loss of principal and non-payment of interest. Investors should carefully assess the risks associated with an investment in the Portfolio (those risks are described in the Portfolio's prospectus). An investment advisory fee is payable monthly to the Dreyfus Corporation at the annual rate of 0.65% of 1% of the value of the Portfolio's average daily net assets. Stock Index Fund
         The Stock Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Stock Index Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Stock Index Fund pays a monthly management fee to The Dreyfus Corporation at the annual rate of 0.245% of the value of the Stock Index Fund's average daily net assets. The Dreyfus Corporation has agreed to pay Mellon Equity Associates a monthly fee at the annual rate of 0.095% of the value of the Fund's average daily net assets. Socially Responsible Fund
           The Socially Responsible Fund's primary goal is to provide capital growth. It seeks to achieve this goal by investing principally in common stocks, or securities convertible into common stock, of companies which, in the opinion of the Fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal.

A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Socially Responsible Fund's average daily net assets. The Dreyfus Corporation pays NCM Capital Management Group, Inc. a sub-investment advisory fee at the annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $32 million; 0.15 of 1% of the Portfolio's average daily net assets in excess of $32 million up to $150 million; 0.20 of 1% of the Portfolio's average daily net assets in excess of $150 million up to $300 million; and 0.25 of 1% of the Portfolio's average daily net assets in excess of $300 million.
         Meeting objectives depends on various factors, including, but not limited to, how well the portfolio managers anticipate changing economic and market conditions. THERE IS NO ASSURANCE THAT
 ANY OF THESE PORTFOLIOS
WILL ACHIEVE THEIR STATED OBJECTIVES.
         An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the Policy involves certain investment risks, including possible loss of principal.
         Since all of the Portfolios are available to registered separate accounts offering variable annuity and variable life products of Transamerica as well as other insurance companies, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more other separate accounts investing in the Funds. In the event of a material conflict, the affected insurance companies will take any necessary steps to resolve the matter, including stopping their separate account from investing in the Funds. See the Funds' prospectuses for more details.
         Transamerica receives fees from the Dreyfus Corporation or its affiliates for providing certain administrative and or other services.
         Additional information concerning the investment objectives and policies of all of the Portfolios, the investment advisory services and administrative services and charges can be found in the current prospectuses for the Funds which accompany this Prospectus. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Premiums to, or transfers among, the Sub-Accounts. Addition, Deletion or Substitution
           Transamerica does not control the Funds and cannot guarantee that any of the Sub-Accounts of the Variable Account or any of the Portfolios will always be available for allocation of Premiums or transfers. Transamerica retains the right to make changes in the Variable Account and in its investments.
         Subject to the approval of the New York Insurance Department, Transamerica reserves the right to eliminate the shares of any Portfolio held by a Sub-Account, and to substitute shares of another Portfolio or of another investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in Transamerica's judgement, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, a substitution of shares attributable to the Owner's interest in a Sub-Account will not be made without prior notice to the Owner and the prior approval of the Commission. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable policies on the basis of requests made by Owners.
         New Sub-Accounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions so warrant. Any new Sub-Accounts will be made available to existing Owners on a basis to be determined by Transamerica. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle. Transamerica may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant. In the event any Sub-Account is eliminated, Transamerica will notify Owners and request a re-allocation of the amounts invested in the eliminated Sub-Account.
         In the event of any substitution or change, Transamerica may make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE POLICY
           The Policy is a Flexible Premium Multi-Funded Individual Deferred Annuity Policy. The rights and benefits under the Policy are described below and in the Policy; however, Transamerica reserves the right to make any modification to
conform the Policy to, or give the Policy Owner the benefit of, any federal or state statute or rule or regulation. The obligations under the Policy are obligations of Transamerica.
         The Contracts are available on a non-qualified basis and as individual retirement annuities (IRAs) that qualify for special federal income tax treatment and whose initial Purchase Payment is a rollover from a qualified retirement plan. With

Transamerica's prior permission, the Contracts may also be available as a contributory IRAs, as Section 403(b) annuities and for use in qualified pension and profit sharing plans established by corporate employers. Generally, Qualified Contracts contain restrictive provisions limiting the timing and amount of payments and distributions from the Qualified Contract.

POLICY APPLICATION AND PREMIUMS

Premiums
           All Premiums must be paid to the Service Center. A confirmation will be issued to the Owner upon the acceptance of each Premium.
         The Initial Premium for each Policy must generally be at least $5,000. Transamerica, may, in its discretion, accept lower initial Premiums for certain Qualified Contracts.
         The Policy will be issued and the Net Premium derived from the Initial Premium generally will be accepted and credited within two business days after the receipt of a properly completed application and receipt of the Initial Premium at the Service Center. (A Net Premium is the Premium less any applicable premium taxes, including retaliatory premium taxes, should such taxes be levied in the future in New York or should the Owner live in a state with such taxes in the future.) Acceptance is subject to the application being received in good order and Transamerica reserves the right to reject any application.
         If the Initial Premium cannot be credited within two days of receipt of the Premium and application because the application is incomplete or for any other reason, then Transamerica will contact the Owner, explain the reason for the delay and will refund the Initial Premium within five business days unless the Owner consents to Transamerica retaining the Initial Premium and crediting it as soon as the requirements are fulfilled.
           The Owner has the right to examine the Policy for a limited period known as a "Free Look Period." The Owner can cancel the Policy by delivering or mailing a written notice or by sending a telegram to (a) the agent through whom the Policy was purchased or (b) the Service Center, before midnight of the tenth day after receipt of the Policy. Notice given by mail and the return of the Policy by mail, properly addressed and postage prepaid, will be deemed by Transamerica to have been made on the date postmarked. Transamerica will refund the Policy Value determined as of the date the notice is postmarked within seven days after receipt of such notice to cancel and the returned Policy.
         Additional Premiums may be made at any time prior to the Annuity Date, as long as the Annuitant or Contingent Annuitant is living. Additional Premiums must be at least $500, or at least $100 if made pursuant to an automatic payment plan, under which the Additional Premiums is automatically deducted from a bank account. In addition, minimum allocation amounts apply (see "Allocation of Premiums" on page 21). Additional Net Premiums are credited to the Policy as of the date the payment is received.
         Total Premiums for any Policy may not exceed $1,000,000 without prior approval of Transamerica. In no event may the sum of all Premiums for a Policy during any taxable year exceed the limits imposed by any applicable federal or state laws, rules, or regulations.
Allocation of Premiums
           The Owner specifies in the application how Premiums will be allocated under the Policy. The Owner may allocate the Net Premium to one or more of the Sub-Accounts as long as the portions are whole number percentages and any allocation percentage for a Sub-Account is at least 10%. In addition, the Initial Premium is subject to a minimum allocation of $1,000 to any selected Sub-Account. The Owner may choose to allocate nothing to a particular Sub-Account.
         For IRAs, on the Policy Date, the Net Premium derived from the Initial Premium will first be allocated to the Money Market Sub-Account of the Variable Account and will remain in that Sub-Account for fifteen calendar days after the Policy Date. At that time, the dollar value of the Accumulation Units held in the Money Market Sub-Account attributable to such net Premium will be allocated among the Sub-Accounts of the Variable Account in accordance with the allocation percentages selected by the Owner in the application. This initial allocation after the Free Look Period from the Money Market SubAccount to the Sub-Accounts selected by the Owner does not count towards the limit of 18 transfers per Contract Year. On non-IRA Policies, the Net Premium derived from the initial Premium will be allocated directly to the Sub-Account(s) selected by the Owner.
         Each Net Premium will be subject to the allocation percentages in effect at the time of receipt of such Premium. The allocation percentages for new Premiums among the Sub-Accounts may be changed by the Owner at any time by submitting a request for such change to the Service Center in a form and manner acceptable to Transamerica. Any changes to the allocation percentages are subject to the limitation above. Any change will take effect with the first Premium received with or after receipt of request for such change by the Service Center, in a form and manner acceptable to Transamerica, and will continue in effect until subsequently changed.

         If the allocation of additional Net Premiums is directed to an Inactive Sub-Account of the Variable Account, then the amount allocated must be at least $500.

POLICY VALUE

         Before the Annuity Date, the Policy Value is the total dollar amount of all Variable Accumulation Units in each Sub-Account credited to a Policy. The Policy Value is equal to: (a) Net Premiums; plus or minus (b) any increase or decrease in the value of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) the annual Policy Fees, if applicable, taken at the end of each Policy Year; less (f) any Transfer Fees; and less (g) any withdrawals from the Sub-Accounts less any premium tax applicable to those withdrawals.
         A Valuation Period is the period between successive Valuation Days. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each Valuation Day and ends at the close of the New York Stock Exchange on the next succeeding Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for regular business. The value of the Variable Account assets is determined at the end of each Valuation Day. To determine the value of an asset on a day that is not a Valuation Day, the value of that asset as of the end of the next Valuation Day will be used.
         The Policy Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of all of the selected Portfolios as well as the deductions for charges.
         Net Premiums which the Owner allocates to a Sub-Account of the Variable Account are used to purchase Variable Accumulation Units in that Sub-Account. The number of Variable Accumulation Units to be credited for each Sub-Account will be determined by dividing the portion of each Net Premium allocated to the Sub-Account by the Variable Accumulation Unit Value determined at the end of the Valuation Period during which the Net Premium was received. In the case of the Initial Net Premium, Variable Accumulation Units for that payment will be credited to the Policy Value (and held in the Money Market Sub-Account for fifteen calendar days after the Policy Date) within two Valuation Days of the later of: (a) the date an acceptable and properly completed application is received at our Service Center; or (b) the date our Service Center receives the Initial Premium. In the case of any subsequent Premium, Variable Accumulation Units for that payment will be credited at the end of the Valuation Period during which Transamerica receives the payment. The value of a Variable Accumulation Unit for each Sub-Account for a Valuation Period is established at the end of each Valuation Period and is calculated by multiplying the value of that unit at the end of the prior Valuation Period by the Sub-Account's Net Investment Factor for the Valuation Period. The value of a Variable Accumulation Unit may go up or down.
         The Net Investment Factor is used to determine the value of Accumulation and Annuity Unit Values for the end of a Valuation Period. The applicable formula can be found in the Statement of Additional Information.
         Transfers among the Sub-Accounts will result in the purchase and/or cancellation of Variable Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Sub-Account. The purchase and cancellation of such units generally are made using the Variable Accumulation Unit value of the applicable Sub-Accounts as of the end of the Valuation Day in which the transfer is effective.

TRANSFERS

Before the Annuity Date
           Before the Annuity Date, the Owner may transfer all or part of the Policy Value among the Variable Sub-Account(s) by giving a Written Request to the Service Center subject to the following conditions: (1) not more than 18 transfers may be made in any Policy Year; (2) the minimum amount which may be transferred is $500; and (3) the minimum transfer to an Inactive Sub-Account is $500. Transfers are also subject to such terms and conditions as may be imposed by the Funds. No transfers will be processed until the later of (a) 30 days after Policy Date or (b) the estimated end of the Free Look Period (allowing 5 days for delivery of the policy by mail).
         Transfer requests must specify the amounts being transferred from each Sub-Account and the amounts being transferred into each Sub-Account.
         Currently, there is no charge for transfers. However, Transamerica reserves the right to impose a charge of the lesser of 2% of the amount transferred or $10 for each transfer after twelve in any Policy Year. All requests received during a single Valuation Period will be treated as a single transfer. A transfer generally will be effective on the date the request for transfer is received by the Service Center.
         If a transfer reduces the value in a Sub-Account to less than $500, then Transamerica reserves the right to transfer the remaining amount along with the amount requested to be transferred in accordance with the transfer instructions provided by the Owner. Under current law, there will not be any tax liability to the
 Owner if the Owner makes a transfer.
Possible Restrictions
         Transamerica reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time and for any reason. For example, restrictions may be necessary to protect Owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. Transamerica has determined that the movement of significant Sub-Account values from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of investment opportunities because the Portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by Owners. Therefore, Transamerica reserves the right to require that all transfer requests be made by the Owner and not by a third party holding a power of attorney and to require that each transfer request be made by a separate communication to Transamerica. Transamerica also reserves the right to request that each transfer request be submitted in writing and be manually signed by the Owner or Owners; facsimile transfer requests may not be allowed. Dollar Cost Averaging
           Prior to the Annuity Date, the Owner may request that amounts be automatically transferred from one (and only one) of the Sub-Accounts which invest in the Money Market or Quality Bond Portfolios to any of the Sub-Accounts on a monthly basis by submitting a request to the Service Center in a form and manner acceptable to Transamerica. The transfers will begin the month following, but no sooner than one week following, receipt of such request, provided that Dollar Cost Averaging transfers will not commence until the later of (a) 30 days after the Contract Date, or (b) the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). Transfers will continue for twelve consecutive months unless (1) terminated by the Owner, (2) Transamerica has provided for a longer term, (3) automatically terminated by Transamerica because there are insufficient funds in the applicable Sub-Account, or (4) for other reasons as set forth in the Contract. The Owner may request that monthly transfers be continued for an additional period of time by giving notice to the Service Center in a form and manner acceptable to Transamerica within 30 days prior to the last monthly transfer. If no request to continue the monthly transfers is made by the Owner, this option will terminate automatically with the last transfer.
         In order to be eligible for Dollar Cost Averaging, the Owner must meet the following conditions: (1) the value of the selected Sub-Account (from which the transfers are made) must be at least $5,000; (2) the minimum amount that can be transferred out of the selected Sub-Account is $250 per month; and (3) the minimum amount transferred into any other Sub-Account is the greater of $250 or 10% of the amount being transferred. Dollar Cost Averaging transfers can not be made from a Sub-Account from which Systematic Withdrawals or Automatic Payouts are being made.
          There is no charge for the Dollar Cost Averaging service and transfers due to Dollar Cost Averaging will not count toward the number of transfers without charge nor the limit of 18 transfers per
 Contract Year.
Automatic Asset Rebalancing
         After Purchase Payments have been allocated among the variable Sub-Accounts, the performance of each SubAccount may cause this allocation to change. The Owner may instruct Transamerica to automatically rebalance the amounts in the Variable Accumulated Value by reallocating amounts among the variable Sub-Accounts, at the time, and in the percentages, specified in the Owner instructions to Transamerica and accepted by Transamerica. The Owner may elect to have the rebalancing done on an annual, semi-annual or quarterly basis. The Owner may elect to have amounts allocated among the Sub-Accounts using whole percentages, with a minimum of 10% allocated to each Sub-Account.
         The Owner may elect to establish, change or terminate the Automatic Asset Rebalancing by submitting a request to the Service Center in a form and manner acceptable to Transamerica. The restrictions concerning transfers described on page 29 will not be applicable to the Automatic Asset Rebalancing; Automatic Asset Rebalancing will not count towards the limit of 18 transfers in a Contract Year. There is currently no charge for the Automatic Asset Rebalancing, however, Transamerica reserves the right to charge a nominal amount for this feature. Transamerica reserves the right to discontinue offering Automatic Asset Rebalancing any time for any reason. After the Annuity Date
           If a Variable Annuity Payout Option is elected, the Owner may transfer Variable Account amounts after the Annuity Date by submitting a request in a form acceptable to Transamerica to the Service Center, in a form and manner acceptable to Transamerica, subject to the following provisions: (1) transfers after the Annuity Date may be made no more than four times during any Annuity Year; and (2) the minimum amount transferred from one Sub-Account to another is the amount supporting a current $50 monthly payment.
         Transfers  among  Sub-Accounts   during  the  Annuity  Period  will  be
processed based on the formula outlined in the Statement of Additional Information.

CASH WITHDRAWALS

Withdrawals
           The Owner may withdraw all or part of the Cash Surrender Value for a Policy at any time during the life of the Annuitant and prior to the Annuity Date by giving a written request to the Service Center and subject to the rules below. Federal or state laws, rules or regulations may also apply. The amount payable to the Owner if the Policy is surrendered on or before the Annuity Date is the Cash Surrender Value which is equal to the Policy Value, less any Policy Fee, less any applicable Contingent Deferred Sales Load and less any applicable premium taxes.
         No withdrawals may be made after the Annuity Date. Only one partial withdrawal will be permitted while the Systematic Withdrawal Option is in effect. Partial withdrawals must be at least $500.
         A full surrender will result in a cash withdrawal payment equal to the Cash Surrender Value at the end of the Valuation Period during which the request is received along with all completed forms. Any applicable Contingent Deferred Sales Load will be deducted from the amount paid.
         In the case of a partial withdrawal, the Owner may instruct the Service Center as to the amounts to be withdrawn from each Sub-Account. If the Owner does not specify the Sub-Account(s) from which the withdrawal is to be made, the withdrawal will be taken pro rata from all Sub-Accounts with current values. If the requested withdrawal reduces the value of the Sub-Account from which the withdrawal was made to less than $500, Transamerica reserves the right to transfer the remaining value of that Sub-Account pro rata among the other Active Sub-Accounts with values equal to or greater than $1,000. If no such Sub-Accounts exist, such transfer will be made to the Money Market Sub-Account. The Owner will be notified in writing of any such transfer.
         A partial withdrawal will not be processed if it would reduce the Policy Value to less than $2,000. In that case, the Owner will be notified that he or she will have 10 days from the date notice is mailed to: (a) withdraw a lesser amount (subject to the $500 minimum), leaving a Policy Value of at least $2,000; or (b) surrender the Policy for its Cash Surrender Value. (Amounts payable will be determined as of the end of the Valuation Period during which the subsequent instructions are received.) If, after the expiration of the 10-day period, no written election is received from the Owner, the withdrawal request will be considered null and void, and no withdrawal will be processed.
         The Policy Fee will be deducted from a full surrender before the application of any Contingent Deferred Sales Load (see "Charges and Deductions" page 26). Withdrawals will be allocated on a first-in, first-out basis from Premiums, and then from earnings (for purposes of calculating the Contingent Deferred Sales Load).
         Withdrawals may be taxable transactions. The Code requires Transamerica to withhold federal income tax from withdrawals. However, generally an Owner will be entitled to elect, in writing, not to have tax withholding apply. Withholding applies to the portion of the withdrawal which is includible in income and subject to federal income tax. The federal income tax withholding rate for partial withdrawals and full surrenders is 10%, or 20% in the case of certain qualified plans, of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200. Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of distributions for certain early withdrawals. (See "Federal Tax Matters" page 32.) In addition, under New York law the Owner may request Transamerica to withhold New York income tax from withdrawals.
         Withdrawal (including surrender) requests generally will be processed as of the end of the Valuation Period during which the request, including all completed forms, is received. Payment of any cash withdrawal or lump sum death benefit due from the Variable Account will occur within seven days from the date the request is received, except that Transamerica may postpone such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners. The withdrawal request will be effective when all appropriate withdrawal request forms are received. Payments of any amounts derived from Premiums paid by check may be delayed until the check has cleared the Owner's bank.
         SINCE THE OWNER ASSUMES THE INVESTMENT RISK AND BECAUSE CERTAIN WITHDRAWALS ARE SUBJECT TO A CONTINGENT DEFERRED SALES LOAD, THE TOTAL AMOUNT PAID UPON SURRENDER OF THE POLICY (TAKING INTO ACCOUNT ANY PRIOR WITHDRAWALS) MAY BE MORE OR LESS THAN THE TOTAL PREMIUMS PAID.
         After a withdrawal of the total Cash Surrender Value, or at any time that the Policy Value is zero, all rights of the Owner will terminate.
         Since the Qualified Policies offered by the Prospectus, only with Transamerica's prior permission (except for rollover IRA's), will be issued in connection with retirement plans which meet the requirements of Section 408(b) of the Code, reference should be made to the terms of the particular retirement plans for any additional limitations or restrictions on cash withdrawals.
         An Owner may elect, under the Systematic Withdrawal Option or Automatic Payout Option (but not both), to withdraw certain amounts on a periodic basis from the Sub-Accounts prior to the Annuity Date.
Systematic Withdrawal Option
                  Prior to the Annuity Date, the Owner, by giving Written Notice to the Service Center, may elect to have withdrawals automatically made from one or more Sub-Account(s) on a monthly basis. (Other distribution modes may be permitted.) The withdrawals will commence the month following, but no sooner than one week following, receipt of Written Notice, except that they will not commence sooner than the later of (a) 30 days after the Policy Date or (b) the end of the Free Look Period. Upon written notice to the Owners, Transamerica may change the day of the month on which withdrawals are made under this option. Withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Owner. If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Systematic Withdrawals can not be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.
         To be eligible for the Systematic Withdrawal Option, the Policy Value must be at least $12,000 at the time of election. The minimum monthly amount that can be withdrawn is $100. The maximum monthly amount that can be withdrawn on an annual basis is equal to the sum, as of the date of the first withdrawal, of (a) 10% of Premiums that are less than seven Policy Years old and (b) 10% of remaining Premiums that are at least seven Policy Years old.
         Systematic withdrawals are not subject to the Contingent Deferred Sales Load but can be reduced by any applicable premium tax.  Systematic withdrawals may be taxable, subject to withholding, and subject to the 10% penalty tax. (See
"Federal Tax Matters" page 32.)
         The systematic withdrawals will continue unless terminated by the Owner or automatically terminated by Transamerica as set forth in the Policy. If this option is terminated it may not be elected again until the next Policy Anniversary. Only one partial withdrawal can be made while the Systematic Withdrawal Option is in effect and a second partial withdrawal taken while this option is in effect will automatically terminate the Systematic Withdrawal Option and any amount requested as a partial withdrawal (including the first in a Policy Year will be subject to a Contingent Deferred Sales Load to the extent it exceeds accumulated earnings.
         Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 per Contract year for administrative expenses associated with processing the systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a Contract Year. Consult your tax adviser and, if applicable, the particular retirement plan, before requesting withdrawals from a Qualified Contract. There may be severe restrictions with regard to withdrawals from Qualified Contracts. Automatic Payout Option ("APO")
          Prior to the Annuity Date, the Owner may elect the Automatic Payout Option ("APO") to satisfy minimum distribution requirements under the Code for Qualified Contracts, including under Section 408(b)(3) of the Code with regard to IRA's. See the Automatic Payout Option discussion under Qualified Plans on page 32.

DEATH BENEFIT

         If the Owner or Annuitant dies before the Annuity Date, a death benefit is payable. If the deceased Owner or Annuitant, as applicable, had not attained their 85th birthday, the death benefit will be the greatest of (a) the Policy Value, (b) all Premiums paid less all withdrawals and any premium taxes applicable to those withdrawals or (c) the greatest Policy Anniversary Value prior to the earliest of the Annuitant's or Owner's 75th birthday increased by all Premiums paid since that Policy Anniversary less all withdrawals and any premium taxes applicable to those withdrawals since that Policy Anniversary. If the deceased Owner or Annuitant, as applicable, had attained age 85, the death benefit will be equal to Policy Value. The Death Benefit will be determined as of the Valuation Period during which the later of (a) Proof of Death of the Owner or Annuitant is received by the Service Center or (b) a Written Notice of the method of settlement elected by the Beneficiary is received at the Service Center. If no settlement method is elected, the death benefit will be calculated and paid as of a date no later than one year after the date of death. No Contingent Deferred Sales Load will apply. Until the death benefit is paid, the Policy Value will remain in the Sub-Accounts as previously specified by the Owner or as reallocated pursuant to instructions received by Transamerica from all Beneficiaries. Therefore, the Policy Value will fluctuate with investment performance of the applicable Sub-Account(s) and accordingly, the amount of the death benefit will depend on the Policy Value at the time the death benefit is paid. Payment of Death Benefit
           The death benefit is generally payable upon receipt of Proof of Death of the Annuitant or Owner. Upon receipt of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information to make the payment. The death benefit may be paid in a lump sum cash benefit or, subject to any limitations under any state or federal law, rule, or regulation, under one of the Annuity Forms unless a settlement agreement is effective under the Policy preventing such election. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws. (See "Federal Tax Matters" page 32.) Designation of Beneficiaries
           The Owner may select one or more Beneficiaries and name them in the application. If the Owner selects more than one beneficiary, unless otherwise indicated by the Owner they will share equally in any death benefits payable in the event of the Annuitant's death before the Annuity Date if there is no Contingent Annuitant, or the Owner's death if there is no Joint Owner. Different Beneficiaries may be named with respect to the Annuitant's death (Annuitant's Beneficiary) and the Owner's death (Owner's Beneficiary). Before the Annuitant's death, the Owner may change the Beneficiary by notice to the Service Center in a form and manner acceptable to Transamerica. The Owner may also make the designation of Beneficiary irrevocable by sending notice to and obtaining approval from the Service Center. Irrevocable Beneficiaries may only be changed with the written consent of the designated Irrevocable Beneficiaries, except to the extent required by law.
         The interest of any Beneficiary who dies before the Owner or Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of the Owner or Annuitant will also terminate if no benefits have been paid unless the Policy has been endorsed to provide otherwise. The benefits will then be paid as though the Beneficiary had died before the Owner or Annuitant. If the interests of all designated Beneficiaries have terminated, any benefits payable will be paid to the Owner's estate.
         Transamerica may rely on an affidavit by any responsible person in determining the identity or non-existence of any Beneficiary not identified by name.
Death of Annuitant Prior to the Annuity Date
           If the Annuitant dies prior to the Annuity Date and the Annuitant is not the Owner and there is no Contingent Annuitant, a death benefit under the Policy relating to that Annuitant will be paid to the Annuitant's Beneficiary. If there is a Contingent Annuitant, then upon the death of the Annuitant the Contingent Annuitant will become the Annuitant and no Death Benefit will be paid at that time. Death of Owner Prior to the Annuity Date
           If an Owner dies before the Annuity Date, a death benefit will be paid to that Owner's Beneficiary. If the Contract has Joint Owner, the surviving Joint Owner will be the Owner's Beneficiary. If the Owner's Beneficiary is the deceased
Owner's spouse, then the spouse may elect to treat the Policy as his or her own or receives payment of the death benefit. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws. (See
"Federal Tax Matters" page  32.)
Death of Annuitant or Owner After the Annuity Date
           If the Annuitant or an Owner dies after the annuity starts, the remaining undistributed portion, if any, of the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some Annuity Forms, there will be no death benefit. If the Owner is not the Annuitant, upon an Owner's death, any remaining ownership rights will pass to the Owner's Beneficiary.

CHARGES AND DEDUCTIONS
           No deductions are made from Premiums except for any applicable premium taxes. Therefore, the full amount, less any premium taxes, of the Premiums are invested in one or more of the Sub-Accounts of the Variable Account.
         As more fully described below, charges under the Policy are assessed in three ways: (1) as deductions for the Policy (or Annuity) Fees, any Transfer Fees, any Systematic Withdrawal Option fees and, if applicable, for premium taxes; (2) as charges against the assets of the Variable Account for the assumption of mortality and expense risks and administrative expenses; and (3) as Contingent Deferred Sales Loads. In addition, certain deductions are made from the assets of the Funds for investment management fees and expenses. These fees and expenses are described in the Funds' prospectuses and their statements of additional information. Contingent Deferred Sales Load
           No deduction for sales charges is made from Premiums (although premium tax may be deducted). However, a Contingent Deferred Sales Load of up to 6% of Premiums paid may be imposed on certain withdrawals or surrenders (and possibly on certain annuitizations) to partially cover certain expenses incurred by Transamerica relating to the sale of the Policies, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.
         The Contingent Deferred Sales Load percentage varies according to the number of Policy Years between the Policy

Year in which a Net Premium was credited to the Policy and the Policy Year in which the withdrawal is made. The amount of the Contingent Deferred Sales Load is determined by multiplying the amount withdrawn subject to the Contingent
Deferred Sales Load by the Contingent Deferred Sales Load percentage in accordance with the following table.

Number of Policy Years                           Contingent Deferred Sales Load
Since Receipt of  Each Premium                       As a Percentage of Premium
Less than one year                                                         6%
1 year but less than 2 years                                               6%
2 years but less than 3 years                                              5%
3 years but less than 4 years                                              5%
4 years but less than 5 years                                              4%
5 years but less than 6 years                                              4%
6 years but less than 7 years                                              2%
7 or more years                                               0%

         In no event shall the aggregate Contingent Deferred Sales Load assessed against the Policy exceed 6% of the aggregate Premiums paid to a Policy.
         Certain amounts may be withdrawn free of any Contingent Deferred Sales Load. The Owner may make withdrawals up to the "Allowed Amount" (described below) without incurring a Contingent Deferred Sales Load each Policy Year before the Annuity Date. During the first Policy Year, the Allowed Amount is equal to accumulated earnings not previously withdrawn. For the First withdrawal, and only the first withdrawal in a Policy Year after the first Policy Year, the available Allowed Amount is equal to the sum of (a) 100% of Premiums not previously withdrawn and received at least seven Policy years before the date of withdrawal; please (b) the greater of (i) the accumulated earnings not previously withdrawn or (ii) 10% of Premiums received at least one but less than seven complete Policy Years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such Premiums. After the first withdrawal in a Policy Year, after the first Policy Year, the available Allowed Amount is equal to the sum of: (a) 100% of Premiums not previously withdrawn and received at least seven complete Policy Years before the date of withdrawal; plus (b) accumulated earnings not previously withdrawn. Withdrawals will always be made first from accumulated earnings, and then from Premiums on a first in first out basis, so that Accumulated Earnings may be depleted with the first withdrawal and the 10% of Purchase Payments discussed above is not use in the calculation of the Allowed Amount. If an Allowed Amount is not withdrawn during a Contract Year, it does not carry over to the next Contract Year. However, accumulated earnings, if any, in an Owner's Account Value are always available as the Allowed Amount. No withdrawals are allowed with regard to Premiums made by a check which has not cleared.
         In addition, no Contingent Deferred Sales Load is assessed: (a) upon annuitization to an option involving life contingencies on or after the third Policy Anniversary; (b) on distributions resulting from the death of the Owner or Annuitant before Annuity Date; (c) upon withdrawals of Policy Value among the Sub-Accounts under the Systematic Withdrawal Option; (d) or, in some circumstances, under the Automatic Payout Option. Any applicable Contingent Deferred Sales Load will be deducted from the amount requested for both partial withdrawals and full surrenders.
         Additionally, upon approval by and conditioned by the restrictions or modifications, if any, required by the New York Insurance Department, the Contingent Deferred Sales Load will be waived if the Owner is diagnosed with a terminal illness, reasonable expected to result in death within twelve months, after the first Policy Year. Proof of terminal illness must be received by the Service Center at the time to withdrawal or surrender is requested. Administrative Charges
           At the end of each Policy Year before the Annuity Date, Transamerica deducts an annual Policy Fee as partial compensation for expenses relating to the issue and maintenance of the Policy and the Variable Account. The annual Policy Fee is equal to the lesser of $30 or 2% of the Policy Value. No Policy Fee will be deducted for a Policy Year if the Policy Value exceeds $50,000 on the last business day of the Policy Year or as of the date the Policy is surrendered. The Policy Fee may be changed upon 30 days advance written notice, subject to the prior approval of the New York State Insurance Department but in no event may it exceed the lesser of $60 or 2% of the Policy Value. Such increases in the Policy Fee will apply only to future deductions after the effective date of the change. If the Policy is surrendered on other than the end of a Policy Year, the Policy Fee will be deducted in full at the time of such surrender. The Policy Fee will be deducted on a pro rata basis from each Sub-Account in which the Policy is invested at the time of such deduction.
         After the Annuity Date, an annual Annuity Fee of $30 will be deducted in equal amounts from each Variable Annuity Payment made during the year ($2.50 each month if monthly payments). This fee will not be changed. No Annuity Fee will be deducted from Fixed Annuity Payments.
         Transamerica also makes a deduction (the Administrative Expense Charge) from the Variable Account at the end of each Valuation Period (both before and after the Annuity Date) at an effective current annual rate of 0.15% of assets held in each Sub-Account for those administrative expenses attributable to the Policies and the Variable Account which exceed the revenues received from the Policy Fee, any Transfer Fee, and any fee imposed for Systematic Withdrawals. Transamerica has the ability to increase or decrease this charge, but the charge is guaranteed not to exceed 0.25%. Transamerica will provide 30 days written notice of any change in fees. The administrative charges do not bear any relationship to the actual administrative costs of a particular Policy. The Administrative Expense Charge is reflected in the Variable Accumulation or Variable Annuity Unit Values for each Sub-Account. Mortality and Expense Risk Charge
           Transamerica imposes a charge called the Mortality and Expense Risk Charge to compensate it for bearing certain mortality and expense risks under the Policies. For assuming these risks, Transamerica makes a daily charge equal to 0.003403% corresponding to an effective annual rate of 1.25% of the value of the net assets in the Variable Account. This charge is imposed before the Annuity Date and if an Annuity Purchase Amount is applied to a Variable Payment Option, also after the Annuity Date. Transamerica guarantees that this charge of 1.25% will never increase.
         The Mortality and Expense Risk Charge is reflected in the Variable Accumulation or Variable Annuity Unit Values for each Sub-Account.
         Variable Accumulated Values and Variable Annuity Payments are not affected by changes in actual mortality experience incurred by Transamerica. The mortality risks assumed by Transamerica arise from its contractual obligations to make Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policy) and to pay death benefits prior to the Annuity Date. Thus Owners are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments under the Policy.
         Transamerica also bears substantial risk in connection with the death benefit before the Annuity Date, since it will pay a death benefit that may be greater than the Policy Value. In this way, Transamerica bears the risk of unfavorable experience in the Sub-Accounts.
         The expense risk assumed by Transamerica is the risk that Transamerica's actual expenses in administering the Policy and the Variable Account will exceed the amount recovered through the Administrative Expense Charge, Policy Fees, Transfer Fees and any fees imposed for Systematic Withdrawals.
         If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on Transamerica. Conversely, if this charge is more than sufficient, any excess will be profit to Transamerica. Currently, Transamerica expects a profit from this charge.
         Transamerica anticipates that the Contingent Deferred Sales Load will not generate sufficient funds to pay the cost of distributing the Policies. To the extent that the Contingent Deferred Sales Load is insufficient to cover the actual cost of Policy distribution, the deficiency will be met from Transamerica's general corporate assets which may include amounts, if any, derived from the Mortality and Expense Risk Charge. Premium Taxes
         Currently, New York has no premium tax or retaliatory premium tax. If New York imposes these taxes in the future, or if the Owner is or becomes a resident of a state where such taxes apply, Transamerica will deduct applicable premium taxes, including any retaliatory taxes, paid with respect to a particular Policy from the Premiums, from amounts withdrawn, or from amounts applied on the Annuity Date.
         In certain limited circumstances, a broker-dealer or other entity distributing the Policies may elect to pay to Transamerica an amount equal to the premium taxes that would otherwise be attributable to that entity's customers. In such cases, Transamerica will not impose a premium tax charge on those Policies. Transfer Fee
           Transamerica currently does not charge for transfers between Sub Accounts. However, Transamerica may impose a fee for each transfer in excess of the first twelve in a single Policy Year.
 Transamerica will deduct the charge from the amount transferred. This fee would be the lesser of $10 or 2% of the amount transferred and would be used to help cover
Transamerica's costs of processing transfers. Currently, no fee is charged for Automatic Asset Rebalancing. However,
Transamerica reserves the right to impose a nominal fee.
Systematic Withdrawal Option
           Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 for administrative expenses associated with processing systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a Policy Year.
Taxes
           Under present laws, Transamerica will incur state or local taxes
(in addition to the premium taxes described above) in several states. No charges are currently made for taxes other than state premium taxes. However, Transamerica reserves the right to deduct charges in the future for federal, state and local taxes or the economic burden resulting from the application of any tax laws that Transamerica determines to be attributable to the Policies. Portfolio Expenses
           The value of the assets in the Variable Account reflects the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description of the fees, expenses, and deductions from the Portfolios are found in the Funds' prospectuses. (See "The Funds" page 17.)

ANNUITY PAYMENTS

Annuity Date
           Initially, the Annuity Date is selected by the Owner at the time the Initial Premium is paid. Thereafter, the Annuity Date may be changed from time to time by the Owner by giving notice to the Service Center provided that notice of each change is received by the Service Center at least thirty (30) days prior to the then-current Annuity Date. The Annuity Date must not be earlier than the third Policy Anniversary. The latest Annuity Date which may be elected is the first day of the calendar month immediately preceding the month of the Annuitant's 85th birthday.
         The Annuity Date must be the first day of a calendar month. The first Annuity Payment will be on the first day of the month immediately following the Annuity Date.
Annuity Payment
           The Annuity Date is the date that the Annuity Purchase Amount is applied to provide the Annuity Payments under the Policy under the selected Annuity Form and Payment Option, unless the entire Policy Value has been withdrawn or the death benefit has been paid to the Beneficiary prior to that date. The Annuity Purchase Amount is the Policy Value, less any applicable Contingent Deferred Sales Load and less any applicable premium taxes. Any
Contingent Deferred Sales Load will be waived if values are applied to an Annuity Form involving life contingencies on or after the third Policy Anniversary.
         If the amount of the monthly Annuity Payment from any of the Payment Options selected by the Owner would result in a monthly Annuity Payment of less than $20, or if the Annuity Purchase Amount is less than $2,000, Transamerica reserves the right to offer a less frequent mode of payment or pay the Policy Value in a cash payment. Monthly Annuity Payments from the Variable Annuity Payment Option will further be subject to a minimum monthly annuity amount of $50 from each Sub-Account of the Variable Account from which such payments are made.
         The Owner may choose from the Annuity Forms below. Transamerica may consent to other plans of payment before the Annuity Date. For Annuity Forms involving life income, the actual age and/or sex of the Annuitant, or a Joint or Contingent Annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain Qualified Policies. Transamerica reserves the right to ask for satisfactory proof of the Annuitant's (or Joint or Contingent Annuitant's) age. Transamerica may delay Annuity Payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment under a selected Annuity Form shall be greater for older Annuitants than for younger Annuitants.
         The Owner may choose from the two Annuity Payment Options described below. The Annuity Date and Annuity Forms available for Qualified Policies may also be controlled by endorsements, the plan or applicable law.
         A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, Transamerica has not received a proper written election not to have federal income taxes withheld, Transamerica must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. State income tax withholding may also apply. (See "Federal Tax Matters" page 32.) Election of Annuity Forms and Payment Options
           The Annuity Form and Payment Option for each Policy is set as a 120 month period certain and life Annuity Form, under the Variable Payment Option.
         Before the Annuity Date, and while the Annuitant is living, the Owner may, by Written Request, change the Annuity Form or Annuity Payment Option or may request payment of the Cash Surrender Value for the Policy. The request for change of the Annuity Date or Annuity Payment Option must be received by the Service Center at least 30 days prior to the Annuity Date.
         In the event that an Annuity Form and Payment Option are not selected at least 30 days before the Annuity Date,
Transamerica will make Variable Annuity Payments in accordance with the 120 month period certain and life Annuity Form
and the applicable provisions of the Policy.
Annuity Payment Options
           The Annuity Forms may be paid under Fixed or Variable Annuity Payment Options. Under the Fixed Annuity
Payment Option, the amount of each payment will be determined on the Annuity Date and will not subsequently be affected by the investment performance of the Sub-Accounts. Under the Variable Annuity Payment Option, the Annuity Payments, after the first Annuity Payment, will reflect the investment experience of the Sub-Account or Sub- Accounts chosen by the Owner.
         Owners may elect a Fixed Annuity, a Variable Annuity, or a combination of both (in 25% increments of the Annuity Purchase Amount). If the Owner elects a combination, he or she must specify what part of the Annuity Purchase Amount is to be applied to the Fixed and Variable Payment Options. Unless specified otherwise, the applied Annuity Purchase Amount will be used to provide a Variable Annuity. In this event, the initial allocation of Variable Annuity Units for the Variable Sub-Accounts will be in proportion to the Policy's value in the Sub-Accounts on the Annuity Date. Fixed Annuity Payment Option
           A Fixed Annuity provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Form elected. If a Fixed Annuity is selected, the portion of the Annuity Purchase Amount used to provide the Fixed Annuity will be transferred to the general account assets of Transamerica, and the amount of Annuity Payments will be established by the fixed annuity provisions selected and the age and sex (if sex-distinct rates are allowed by law) of the Annuitant and will not reflect investment experience after the Annuity Date. The Fixed Annuity Payment amounts are determined by applying the Annuity Purchase Rate specified in the Policy to the portion of the Annuity Purchase Amount applied to the Fixed Annuity Option by the Owner. Payments may vary after the death of the Annuitant under some Annuity Options; the amounts of these variances are fixed on the Annuity Date. Variable Annuity Payment Option
           A Variable Annuity provides for payments that vary in dollar amount, based on the investment performance of the selected Sub-Account(s) of the Variable Account. The Variable Annuity Purchase Rate Tables in the Policy reflect an assumed annual interest rate of 4%, so if the actual net investment performance of the Sub-Account(s) is less than this rate, then the dollar amount of the actual Annuity Payments will decrease. If the actual net investment performance of the Sub-Account(s) is higher than this rate, then the dollar amount of the actual Annuity Payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual Annuity Payments will remain constant.
         Variable Annuity Payments will be based on the Sub-Accounts selected by the Owner, and on the allocations among the Sub-Accounts.
         For further details as to the determination of Variable Annuity Payments, see the Statement of Additional Information.
Annuity Forms
           The Owner may choose any of the Annuity Forms described below. Subject to approval by Transamerica, the Owner may select any other Annuity Forms then being offered by Transamerica.
         (1) Life Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments end with the payment due just before the Annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the Annuitant dies before the second payment is due; only two payments will be made if the Annuitant dies before the third payment is due, and so forth.
         (2) Life and Contingent Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments will continue for as long as the Annuitant lives. After the Annuitant dies, payments will be made to the Contingent Annuitant, if living, for as long as the Contingent Annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the Contingent Annuitant. There is no death benefit after both die. If the Contingent Annuitant does not survive the Annuitant, payments will end with the payment due just before the death of the Annuitant. It is possible that only one payment or very few payments will be made under this form, if the Annuitant and Contingent Annuitant die shortly after payments begin.
         The  Written  Request  for this  form  must:  (a)  name the  Contingent
Annuitant; and (b) state the percentage of payments for the Contingent Annuitant. Once Annuity Payments start under this Annuity Form, the person named as Contingent Annuitant for purposes of being the measuring life, may not be changed. Transamerica will require proof of age for the Annuitant and for the Contingent Annuitant before payments start.
         (3) Life Annuity With Period Certain. Payments start on the first day of the month immediately following the Annuity
Date, if the Annuitant is living. Payments will be made for the longer of: (a) the Annuitant's life: or (b) the period certain.
The period certain may be 120 or 180 or 240 months, but in no event may it exceed the life expectancy of the Annuitant.
         If the Annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the Annuitant's death. No benefit will then be payable to the Annuitant's Beneficiary.
         If the Annuitant dies during the period certain, the rest of the period certain payments will be made to the Annuitant's Beneficiary. The Owner may elect to have the commuted value of these payments paid in a single sum. Transamerica will determine the commuted value by discounting the rest of the payments at the then current rate of interest used for commuted values.
         If the Owner does not elect to have the commuted value paid in a single sum after the Annuitant's death, the Owner may designate a Payee to receive any remaining payments payable if the Annuitant's Beneficiary dies before all of the payments under the period certain have been made. If the Annuitant's Beneficiary dies before receiving all of the remaining period certain payments and a designated Payee does not survive the Annuitant's Beneficiary for at least 30 days, then the remaining payments will be paid to the Owner, if living, otherwise in a single sum to the Owner's estate.
         The Written Request for this form must: (a) state the length of the period certain; and (b) name the Annuitant's
Beneficiary.
         (4) Joint and Survivor Annuity. Payments will be made, starting on the first day of the month immediately following the Annuity Date, if and for as long as the Annuitant and Joint Annuitant are living. After the Annuitant or Joint Annuitant dies, payments will continue as long as the survivor lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the Annuitant and Joint Annuitant both die shortly after payments begin.
         The Written Request for this form must: (a) name the Joint Annuitant; and (b) state the percentage of continued payments for the survivor. Once payments start under this Annuity Form, the person named as Joint Annuitant, for the purpose of being the measuring life, may not be changed. Transamerica will need proof of age for the Joint Annuitant before payments start.
         (5) Other Forms of Payment. Benefits can be provided under any other Annuity Form not described in this section subject to Transamerica's agreement and any applicable state or federal law or regulation. Requests for any other Annuity Form must be made in writing to the Service Center at least 30 days before the Annuity Date.
         Once payments start under the Annuity Form and Payment Option selected by the Owner: (a) no changes can be made in the Annuity Form and Payment Option;
(b) no additional Premium will be accepted under the Policy; and (c) no further withdrawals will be allowed.
         The Owner may, at any time after the Annuity Date by Written Notice to us at our Service Center, change the Payee of annuity benefits being provided under the Policy. The effective date of change in Payee will be the later of: (a) the date we receive the Written Request for such change; or (b) the date specified by the
 Owner. If the Policy is issued as an IRA,
the Owner may not change the Payee on or after the Annuity Date.
Alternate Fixed Annuity Rates
           The amount of any Fixed Annuity Payments will be determined on the Annuity Date by using either the guaranteed fixed annuity rates or Transamerica's current single premium fixed annuity rate at the time, whichever would result in a
higher amount of monthly Fixed Annuity Payments.
QUALIFIED POLICIES
         With Transamerica's prior permission, the Policy may be used to fund IRA rollovers and, to fund contributory IRA's, for use in connection with
Section 408(b) of the Code. A rollover IRA is one whose initial Purchase Payment is from the rollover of certain kinds of distributions from qualified plans,
Section 403(b) tax sheltered annuities and individual retirement plans, following the rules set out in the Code to maintain favorable tax treatment for the individual retirement annuity. A contributory IRA is one to which initial and subsequent Purchase Payments are subject to limitations imposed by the Code.
         With Transamerica's prior permission, the Policy may also be used for various types of qualified pension and profit sharing plans under Section 401 of the Code, which permits corporate employers to establish various types of retirement plans for employees, and as Section 403(b) annuities. The tax rules applicable to distribution from qualified retirement plans, including restrictions on contributions and benefits, taxation of distributions, any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of specified amount, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not satisfy specified requirements and certain other transactions with subject to qualified plans. Purchasers of the contracts for use in qualified plans should seek competent advice regarding the suitability of the proposed plan documents and the Policies to their specific needs. Transamerica reserves the right to decline to sell the Policy to certain qualified plans or terminate the contract if in Transamerica's judgment the Policy is not appropriate for the plan. Policy issued for use in connection with Sections 401 and 403(b) qualified plans may not be available in all states.
         If a Policy is purchased to fund an IRA, the Annuitant must also be the Owner. In addition, under current tax law, Policy is purchased to fund an IRA, minimum distributions from IRA's must commence not later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. The Owner should consult his/her tax adviser concerning these matters. Withholding
         A distributee receiving withdrawals from certain Qualified Policies may not be entitled to elect, not to have income tax withholding apply. The federal income withholding rate in the case of certain Qualified Policy, but not IRA's is 20% of the taxable amount of the withdrawal.
         Since the Qualified Policy offered by the Prospectus will be issued in connection with retirement plans which meet the requirements of Sections 401, 403(b), or 408(b) of the Code, reference should be made to the terms of the particular retirement plan and the Code for any additional limitations or restrictions on cash withdrawals.
Automatic Payout Option ("APO")
         Prior to the Annuity Date, for Qualified Policy only, the Owner may elect the Automatic Payout Option ("APO") to satisfy minimum distribution requirements under Sections 401(a)(9), 403(b), and 408(b)(3) of the Code with regard to this Policy. This may be elected no earlier than six months prior to the calendar year in which the Owner attains age 701/2, but payments may not begin earlier than January of such calendar year. Additionally, APO withdrawals may not begin before the later of (a) 30 days after the Policy Date or (b) the end of the Free Look Period. APO may be elected in any calendar month, but no later than the month in which the Owner attains age 84.
         APO withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Owner. If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Withdrawals can not be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.
         Payments will be made annually, and will continue unless terminated by the Owner or automatically terminated by Transamerica as set forth in the Policy. Once terminated, APO may not be elected again.
           If only APO withdrawals are made, no Contingent Deferred Sales Load will apply, regardless of the "Allowed Amount" (described on page 26). However, if a partial withdrawal is taken, that partial withdrawal and any subsequent withdrawals that Policy Year will be subject to a CDSL to the extent they exceed the "Allowed Amount." (See "Contingent Deferred Sales Load" page 26.)
         To be eligible for this option,  the following  conditions must be met:
(1) the Account Value must be at least $12,000 at the time of election; (2) the annual withdrawal amount is the larger of the required minimum distribution under Code Sections 401(a)(9) or 408(b)(3) or $500; and (3) the minimum amount per payment (if not annual) must be at least $100.
         APO allows the required minimum distribution to be paid from the Sub-Account(s) of the Variable Account. If there are insufficient funds in the Variable Account to make a withdrawal, or for other reasons as set forth in the Policies, this option will terminate. In which case, if there are amounts in a Policies Account Value remaining in the Fixed Account, the minimum distribution requirements with regard to the Account Value may not be met. If amounts are transferred to SubAccounts from a Guaranteed Period before its Expiration Date, an interest adjustment will be made to such amounts.
         If you have more than one qualified plan subject to the Code's minimum distribution requirements, you must consider all such plans in the calculation of your minimum distribution requirement, but Transamerica will make calculations and distribution with regard to this Policies only. Restrictions under Section 403(b) Programs
         Certain restrictions apply to annuity contracts used in connection with Internal Revenue Code Section 403(b) retirement plans. Section 403(b) of the
Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.
FEDERAL TAX MATTERS

Introduction
           The following discussion is a general description of federal tax considerations relating to the Policy and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
         The   Policy   may  be   purchased   on  a  non-tax   qualified   basis
("Non-Qualified Policy") or purchased and used in connection with plans qualifying for special tax treatment ("Qualified Policy"). Qualified Policies are designed for use by individuals  solely as plans  entitled  to special  income tax  treatment  under section 408 of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified retirement plan and receiving distributions from a Qualified Policy in order to continue receiving special tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
         The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.
Taxation of Annuities
         In General
         Section 72 of the Code governs taxation of annuities in general. Transamerica believes that the Owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs by withdrawing all or part of the Policy Value (e.g., withdrawals or Annuity Payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value (and in the case of a Qualified Policy, any portion of an interest in the plan)
generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.
         The Owner of any Non-Qualified Policy who is not a natural person generally must include in income any increase in the excess of the Policy Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.
         The following discussion generally applies to Policies owned by a natural persons.
         Withdrawals
         In the case of a withdrawal under a Qualified Policy, including withdrawals under the Systematic Withdrawal Option or the Automatic Payout Option, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Premiums paid by or on behalf of any individual. For a Qualified Policy , the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Policy.
         With respect to Non-Qualified Policies, partial withdrawals, including withdrawals under the Systematic Withdrawal Option, are generally treated as taxable income to the extent that the Policy Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."
         Annuity Payments
         Although the tax consequences may vary depending on the Annuity Payment elected under the Policy, in general, only the portion of the Annuity Payment that represents the amount by which the Policy Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable. For Variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For Fixed Annuity Payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.
         Penalty Tax
         In the case of a distribution pursuant to a Non-Qualified Policy, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Owner attains age 591/2; (2) made as a result of death or disability of the Owner; or (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Owner and a Joint Owner. Other tax penalties may apply to certain distributions under a Qualified Policy.

         Taxation of Death Benefit Proceeds
         Amounts may be distributed from the Policy because of the death of an Owner or the Annuitant. Generally such amounts are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the Policy is not affected by the Owner's or Annuitant's death. That is, the investment in the Policy remains the amount of any Premiums paid which were not excluded from gross income. Other rules relating to distributions at death apply to Qualified Contracts. You should consult your legal counsel and tax adviser regarding these rules and their impact on Qualified Contracts.
         Required Distributions upon Owner's Death
         Notwithstanding any provision of the Contract or this prospectus to the contrary, no payment of benefits provided under the Contract will be allowed that does not satisfy the requirements of Section 72(s) of the Code.
         Notwithstanding any other provision of the Contract or this prospectus, if the Owner dies before the Annuity Date, the Death Benefit payable to the Owner's Beneficiary will be distributed as follows:
         (a) the Death Benefit must be completely distributed within five years of the Owner's date of death; or (b) the Owner's Beneficiary may elect, within the one year period after the Owner's date of death, to receive the Death Benefit in the form of an annuity from us,  provided that: (1) such annuity is distributed in  substantially  equal installments over the life of such Owner's Beneficiary or over a period  not  extending  beyond the life  expectancy  of such
                  Owner's  Beneficiary;  and (2) such  distributions  begin  not later than one year after the Owner's date of death.
         Notwithstanding (a) and (b) above, if the sole Owner's Beneficiary is the deceased Owner's surviving spouse, then such spouse may elect, within the one year period after the Owner's date of death, to continue the contract under the same terms as before the Owner's death. Upon receipt of such election from the spouse, in a form and manner acceptable to us, at our Service Office: (1) all rights of the spouse as Owner's Beneficiary under the contract in effect prior to such election will cease; (2) the spouse will become the Owner of the contract and will also be treated as the Contingent Annuitant, if none has been named and only if the deceased Owner was the Annuitant; and (3) all rights and privileges granted by the Contract or allowed by Transamerica will belong to the spouse as Owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a Purchase Payment to the Contract or fails to make a timely election as described in this paragraph.
         If the Owner's Beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the Annuitant and/or Contingent Annuitant are alive at the time of the Owner's death. If the nonspouse Owner's Beneficiary is not an individual, then only a cash payment will be paid.
         If no election is received by us from a nonspouse Owner's Beneficiary within the one year period after the Owner's date of death, then we will pay the Death Benefit to the Owner's Beneficiary in a cash payment. The Death Benefit will be determined as of the date we make the cash payment. Such cash payment will be in full settlement of all our liability under the contract.
         If Annuitant Dies After Annuity Starts - If the Annuitant dies after the annuity starts, any benefit payable will be distributed at least as rapidly as under the Annuity Form then in effect.
         If Owner Dies After Annuity Starts - If the Owner dies after the annuity starts, any benefit payable will continue to be distributed at least as rapidly as under the Annuity Form then in effect. All of the Owner's rights granted under the contract or allowed by us will pass to the Owner's Beneficiary.
         Joint Ownership - For purposes of this section, if the contract has Joint Owners we will consider the date of death of the first Joint Owner as the death of the Owner and the surviving Joint Owner will become the Owner of the Contract.
         Transfers, Assignments, or Exchanges of the Policy
         A transfer of ownership of a Non-Qualified Policy, the designation of an Annuitant, Payee, or Beneficiary who is not also the Owner, or the exchange of a Policy may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such designation, transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Certain Qualified Policies cannot be transferred or assigned.
         Multiple Policies
         All deferred non-qualified annuity contracts that are issued by Transamerica (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate
deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.
Qualified Policies
         In General
         The Qualified Contract is designed for use as a rollover IRA. With Transamerica's prior permission, the Contract may also be used as a contributory IRA, as a Section 403(b) annuity, and for use in qualified pension and profit sharing plans established by Corporate employers. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 591/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. We make no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract.
         Qualified Pension and Profit Sharing Plans
         Section 401(a) of the Code permits employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract in order to provide retirement savings under the plans. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," also permits self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefits payments. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs. The Contract is designed to invest retirement savings and not to distribute retirement benefits.
         Individual Retirement Annuities
         The Contract is designed for use with IRA rollovers and direct transfers. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as an "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of certain annual limits, distributions that do not satisfy specified requirements, and certain other transactions. A Qualified Contract will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.
         Section 403(b) Plans
         Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
         Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.
         Withholding
         Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Federal income tax withholding is mandatory for certain distributions from Section 401 or Section 403(b) retirement plans.
         Restrictions under Qualified Contracts
         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified
Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
Possible Changes in Taxation
         In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although, as of the date of this prospectus, Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). Other Tax Consequences
           As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect Transamerica's understanding of current law and the law may change. Federal gift and estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information. General
           At the time the Initial Premium is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Policy or a Qualified Policy. If the Initial Premium is derived from an exchange or surrender of another annuity contract, Transamerica may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. Transamerica will require that persons purchase separate Policies if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Policy would require the minimum Initial Premium stated above. Additional Premiums under a Policy must qualify for the same federal income tax treatment as the Initial Premium under the Policy; Transamerica will not accept an additional Premium under a Policy if the federal income tax treatment of such Premium would be different from that of the Initial Premium.

DISTRIBUTION OF THE POLICY

         Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter of the Policies. TSSC may also serve as an underwriter and distributor of other policies issued through the Variable Account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Its principal offices are located at 1150 South Olive, Los Angeles, California 90015. Transamerica
pays  TSSC  for  acting  as  the  principal  underwriter  under  a  distribution agreement.
         TSSC has entered into sales agreements with other broker/dealers to solicit applications for the Policies through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the Policies may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.
         Under the agreements, applications for Policies will be sold by broker/dealers which will generally receive compensation of up to 6.25% of any Initial and additional Premiums paid (although higher amounts may be paid in certain circumstances). Additional amounts, including asset based trail commissions, may be paid in certain circumstances.
         Transamerica Financial Resources, Inc. ("TFR") also is an underwriter and distributor of the Policies. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and
 is registered with the Commission and the NASD as a broker/dealer.
LEGAL PROCEEDINGS
           There is no pending material legal proceeding affecting the Variable Account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets or to the Variable Account.

LEGAL MATTERS
           Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the
Policies has been provided by Sutherland, Asbill & Brennan. The organization of
 Transamerica, its authority to issue the
Policies and the validity of the form of the Policies have been passed upon by James W. Dederer General Counsel of
Transamerica.
ACCOUNTANTS
           The financial statements of Transamerica for each of the three years in the period ended December 31, 1996, and the financial statements of the Variable Account at December 31, 1996, have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their reports appearing in the Statement of Additional Information, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
VOTING RIGHTS
           To the extent required by applicable law, all Portfolio shares held in the Variable Account will be voted by Transamerica at regular and special shareholder meetings of the respective Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all Portfolio shares in its own right, Transamerica may elect to do so.
         The person with the voting interest is the Owner. The number of votes which are available to an Owner will be calculated separately for each Sub-Account of the Variable Account. Before the Annuity Date, that number will be determined by applying his or her percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. The Owner holds a voting interest in each Sub-Account to which the Policy Value is allocated. After the Annuity Date, the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease.
         The number of votes of a Portfolio will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Funds.
         Shares as to which no timely instructions are received and shares held by Transamerica as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in the Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
         Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.
         It should be noted that the Funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.
AVAILABLE INFORMATION
           Transamerica has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 relating to the Policy offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the Policy. Statements contained in this Prospectus, as to the content of the Policy and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
           A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                                                                       Page
THE POLICY..............................................................3
DOLLAR COST AVERAGING...................................................3
NET INVESTMENT FACTOR...................................................3
ANNUITY PERIOD..........................................................3
         Variable Annuity Units and Payments............................4
         Variable Annuity Unit Value....................................4
         Transfers After the Annuity Date...............................4
GENERAL PROVISIONS......................................................4
         IRS Required Distributions.....................................4
         Non-Participating..............................................4
         Misstatement of Age or Sex.....................................5
         Proof of Existence and Age.....................................5
         Assignment.....................................................5
         Annuity Data...................................................5
         Annual Report..................................................5
         Incontestability...............................................5
         Ownership......................................................5
         Entire Contract................................................5
         Changes in the Policy..........................................5
         Protection of Benefits.........................................5
         Delay of Payments..............................................5
         Notices and Directions.........................................6
CALCULATION OF YIELDS AND TOTAL RETURNS.................................6
         Money Market Sub-Account Yield Calculation.....................6
         Other Sub-Account Yield Calculations...........................6
         Standard Total Return Calculations.............................7
         Hypothetical Performance Data..................................7
         Other Performance Data.........................................7
HISTORIC PERFORMANCE DATA...............................................8
         General Limitations............................................8
         Money Market Sub-Account Yields................................8
         Hypothetical Sub-Account Performance Figures...................8
FEDERAL TAX MATTERS....................................................11
         Taxation of Transamerica......................................11
         Tax Status of the Policies....................................11
DISTRIBUTION OF THE POLICY.............................................12
SAFEKEEPING OF ACCOUNT ASSETS..........................................12
TRANSAMERICA...........................................................13
         General Information and History...............................13
STATE REGULATION ......................................................13
RECORDS AND REPORTS....................................................13
FINANCIAL STATEMENTS...................................................13
APPENDIX..............................................................A-1
         Annuity Transfer Formula.....................................A-1

Appendix A



Example of Variable Accumulation Unit Value Calculations
         Suppose the net asset value per share of a Portfolio at the end of the current Valuation Period is $20.15; at the end of the immediately preceding Valuation Period it was $20.10; the Valuation Period is one day; and no dividends or distributions caused the Portfolio to go "ex-dividend" during the current Valuation Period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for Mortality and Expense Risk Charge and the Administrative Expense Charge of .003814% (the daily equivalent of the current charge of 1.40% on an annual basis) gives a Net Investment Factor of 1.002449. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had  been  15.500000,  the  value  for the  current  Valuation  Period  would be
15.537966 (15.5 x 1.002449). Example of Variable Annuity Unit Value Calculations Suppose the circumstances of the first example exist, and the value of a Variable Annuity Unit for the immediately  preceding Valuation Period had been
13.500000. If the first Variable Annuity Payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Variable Annuity Unit for the current Valuation Period would be 13.531613 (13.5 x 1.002449 (the Net Investment Factor) x 0.999893). 0.999893 is the
factor, for a one day Valuation Period, that neutralizes the assumed rate of four percent (4%) per year used to establish the Variable Annuity Rates found in the Contract. Example of Variable Annuity Payment Calculations
         Suppose that the Account is currently credited with 3,200.000000 Variable Accumulation Units of a particular Sub-Account.
         Also suppose that the Variable Accumulation Unit Value and the Variable Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the first day of the month is 15.500000 and 13.500000 respectively, and that the Variable Annuity Rate for the age and option elected is $5.73 per $1,000. Then the first Variable Annuity Payment would be:

         3.200 x 15.5 x 5.73 divided by 1,000 = $284.21,
         and the number of Variable Annuity Units credited for future payments would be:
         284.21 divided by 13.5 = 21.052444.

         For the second monthly payment, suppose that the Variable Annuity Unit Value on the 10th day of the second month is 13.565712. Then the second Variable Annuity Payment would be $285.59 (21.052444 x 13.565712).

                     STATEMENT OF ADDITIONAL INFORMATION FOR

                      DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE
                             VARIABLE ANNUITY POLICY

                                    Issued By
                 Transamerica Life Insurance Company of New York



         The Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Dreyfus/Transamerica Triple Advantage Variable Annuity Policy ("Policy") issued by Transamerica Life Insurance Company of New York (formerly called First Transamerica Life Insurance Company). The Owner may obtain a copy of the Prospectus dated May 1, 1997, as supplemented from time to time, by writing to Transamerica Life Insurance Company of New York, Annuity Service Center, P.O. Box 31728, Charlotte, North Carolina 28231-1728 or by calling 800-258-4261. Terms used in the current Prospectus for the Policy are incorporated in this Statement. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

                                                     Dated May 1, 1997


TABLE OF CONTENTS
                                                                                                                       Page
THE POLICY (page 22)......................................................................................................3
DOLLAR COST AVERAGING (page 25)...........................................................................................3
NET INVESTMENT FACTOR (page 24)...........................................................................................3
ANNUITY PERIOD (page 33)..................................................................................................4
         Variable Annuity Units and Payments..............................................................................4
         Variable Annuity Unit Value......................................................................................4
         Transfers After the Annuity Date.................................................................................4
GENERAL PROVISIONS........................................................................................................4
         IRS Required Distributions.......................................................................................4
         Non-Participating................................................................................................4
         Misstatement of Age or Sex.......................................................................................4
         Proof of Existence and Age.......................................................................................5
         Assignment.......................................................................................................5
         Annuity Data.....................................................................................................5
         Annual Report....................................................................................................5
         Incontestability.................................................................................................5
         Ownership........................................................................................................5
         Entire Contract..................................................................................................5
         Changes in the Policy............................................................................................5
         Protection of Benefits...........................................................................................5
         Delay of Payments................................................................................................6
         Notices and Directions...........................................................................................6
CALCULATION OF YIELDS AND TOTAL RETURNS (page 16).........................................................................6
         Money Market Sub-Account Yield Calculation.......................................................................6
         Other Sub-Account Yield Calculations.............................................................................7
         Standard Total Return Calculations...............................................................................7
         Hypothetical Performance Data....................................................................................8
         Other Performance Data...........................................................................................8
HISTORIC PERFORMANCE DATA.................................................................................................8
         General Limitations..............................................................................................8
         Sub-Account Performance Figures..................................................................................9
         Hypothetical Sub-Account Performance Figures....................................................................11
FEDERAL TAX MATTERS (page 35)............................................................................................13
         Taxation of Transamerica........................................................................................13
         Tax Status of the Policies......................................................................................13
DISTRIBUTION OF THE POLICY (page 37).....................................................................................14
SAFEKEEPING OF ACCOUNT ASSETS (page 18)..................................................................................15
TRANSAMERICA (page 18)...................................................................................................15
         General Information and History.................................................................................15
STATE REGULATION (page 18)...............................................................................................15
RECORDS AND REPORTS......................................................................................................15
FINANCIAL STATEMENTS.....................................................................................................15
APPENDIX................................................................................................................A-1
         Annuity Transfer Formula.......................................................................................A-1

                               (Additional  page references refer to the current
Prospectus.)

THE POLICY
         As a supplement to the description in the Prospectus, the following provides additional information about the Policy which may be of interest to some Owners.

DOLLAR COST AVERAGING
                  We reserve the right to send written notification to the Owner as to the options available if termination of Dollar Cost Averaging, either by the Owner or by Transamerica, results in the value in the receiving Sub-Account(s) to which monthly transfers were made to be less than $500. The Owner will have 10 days from the date our notice is mailed to:

                           (a) transfer the value of the Sub-Account(s) to another Sub-Account with a value equal to or greater than $500; or (b) transfer funds from another Sub-Account into the receiving Sub-Account(s) to bring the value of that Sub-Account to at least $500; or (c) submit an additional Premium to make the value of the Sub-Account equal to or greater than $500; or
                           (d) transfer the entire value of the receiving Sub-Account(s) back into the Sub-Account from which the automatic transfers were made.

                  If  no  election,   in  a  form  and  manner   acceptable   to
         Transamerica, is made by the Owner prior to the end of the 10 day period, Transamerica reserves the right to transfer the value of the receiving Sub-Account(s) back into the Sub-Account from which the automatic transfers were made. Transfers made as a result of (a), (b), or (d) above will not be counted for purposes of the eighteen allowable transfers per Policy Year limitation.

NET INVESTMENT FACTOR

                   For any Sub-Account of the Variable Account, the Net Investment Factor for a Valuation Period before the Annuity Date is (a) divided by (b), minus (c) minus (d).
         Where (a) is
                  The net asset value per share held in the Sub-Account, as of the end of the Valuation Period,
         plus or minus
                  The   per-share   amount  of  any  dividend  or  capital  gain
         distributions if the "exdividend" date occurs in the Valuation Period, plus or minus
                  A per-share charge or credit as Transamerica may determine, as of the end of the Valuation Period, for
         taxes.
         Where (b) is
                  The net asset value per share held in the Sub-Account as of the end of the last prior Valuation Period.
         Where (c) is
                  The daily charge of 0.003403% (1.25% annually) for the Mortality and Expense Risk Charge under this Policy times the number of calendar days in the current Valuation Period. Where (d) is
                  The daily Administrative Charge, currently 0.000411% (0.15% annually) times the number of calendar days in the current Valuation
         Period. This charge may be increased, but will not exceed 0.000684% (0.25% annually).
                  A Valuation Day is defined as any day on which the New York Stock Exchange is open. We currently expect that there will not be any days on which the Exchange will be open and our Service Office will be closed.

ANNUITY PERIOD
                  The  Variable   Annuity  Options  provide  for  payments  that
         fluctuate or vary in dollar amount, based on the investment performance of the selected Variable Account Sub-Account(s).

         Variable Annuity Units and Payments
                  For the first monthly payment, the number of Variable Annuity Units credited in each Sub-Account will be determined by dividing (a) the product of the portion of the value to be applied to the Sub-Account and the

         Variable Annuity Purchase Rate specified in the Policy by (b) the value of one Variable Annuity Unit in that Sub-Account on the Annuity Date. The amount of each subsequent Variable Annuity Payment equals the product of the number of Variable Annuity Units in each Sub-Account and the Sub-Account's Variable Annuity Unit Value as of the tenth day of the month before the payment due date. The amount of each payment may vary.

         Variable Annuity Unit Value
                  The value of a Variable Annuity Unit in a Sub-Account on any Valuation Day is determined as described below.
                  The Net Investment Factor for the Valuation Period (for the appropriate Annuity Payment frequency) just ended is multiplied by the value of the Variable Annuity Unit for the Sub-Account on the preceding Valuation Day. The Net Investment Factor after the Annuity Date is calculated in the same manner as before the Annuity Date and then multiplied by an interest factor. The interest factor equals (.999893)n where n is the number of days since the preceding Valuation Day. This compensates for the 4% interest assumption built into the Variable Annuity Purchase Rates.

         Transfers After the Annuity Date
                  After  the  Annuity  Date,  the Owner  may  transfer  Variable
         Annuity Units from one Sub-Account to another, subject to certain limitations. (See "Transfers" page 24 of the Prospectus.) The dollar amount of each subsequent monthly Variable Annuity Payment after the transfer must be determined using the new number of Variable Annuity Units multiplied by the Sub-Account's Variable Annuity Unit Value on the tenth day of the month preceding payment.
                  The formula used to determine a transfer after the Annuity Date can be found in the Appendix to this Statement of Additional Information.

GENERAL PROVISIONS

         IRS Required Distributions
                  The Contract is intended to qualify as an annuity contract for federal income tax purposes. All provisions in the Contract will be interpreted to maintain such tax qualification. We may make changes in order to maintain this qualification or to conform to the Contract to any applicable changes in the tax qualification requirements. If any Owner under a Non-Qualified Policy dies before the entire interest in the Policy is distributed, the value generally must be distributed to the designated Beneficiary so that the Policy qualifies as an annuity under the Code. (See "Federal Tax Matters" page 13.)

         Non-Participating
                  The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of Transamerica.

         Misstatement of Age or Sex
                  If the age or sex of the Annuitant or any other measuring life has been misstated in the application, the Annuity Payments under the Policy will be whatever the Annuity Purchase Amount applied on the Annuity Date would purchase on the basis of the correct age or sex of the Annuitant and/or other measuring life. Any overpayments or underpayments by Transamerica as a result of any such misstatement may be respectively charged against or credited to the Annuity Payment or Annuity Payments to be made after the correction so as to adjust for such overpayment or underpayment.

         Proof of Existence and Age
                  Before making any payment under the Policy, Transamerica may require proof of the existence and/or proof of the age of the Annuitant or any other measuring life, or any other information deemed necessary in order to provide benefits under the Policy.

         Assignment
                  No assignment of a Policy will be binding on Transamerica unless made in writing and given to
         Transamerica at its Service Office. Transamerica is not responsible for the adequacy of any assignment. The

         Owner's rights and the interest of any Annuitant or non-irrevocable Beneficiary will be subject to the rights of any assignee of record.

         Annuity Data
                  Transamerica will not be liable for obligations which depend on receiving information from a Payee or measuring life until such information is received in a satisfactory form.

         Annual Report
                  At least once each Policy Year prior to the Annuity Date, the Owner will be given a report of the current Policy Value allocated to each Sub-Account. This report will also include any other information required by law or regulation. After the Annuity Date, a confirmation will be provided with every Variable Annuity Payment.

         Incontestability
                  The Policies are incontestable from the Policy Date.

         Ownership
                  Only the Owner(s) will be entitled to the rights granted by the Policy, or allowed by Transamerica under the Policy. If an Owner dies, the rights of the Owner belong to the estate of the Owner unless the Owner has previously named an Owner's Beneficiary. A surviving Joint Onwer automatically becomes the Owner's Beneficiary.

         Entire Contract
                  Transamerica has issued the Policy in consideration and acceptance of the application and payment of the Initial Premium. A copy of the application is attached to and is part of the Policy and along with the Policy constitutes the entire contract. All statements made by the Owner are considered representations and not warranties. Transamerica will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Policy when issued.

         Changes in the Policy
                  Only two authorized officers of Transamerica, acting together, have the authority to bind Transamerica or to make any change in the Policy and then only in writing. Transamerica will not be bound by any promise or representation made by any other persons.
                  Transamerica may not change or amend the Policy, except as expressly provided in the Policy, without the Owner's consent. However, Transamerica may change or amend the Policy if such change or amendment is necessary for the Policy to comply with any state or federal law, rule or regulation.

         Protection of Benefits
                  To the extent permitted by law, no benefit (including death benefits) under the Policy will be subject to any claim or process of law by any creditor.

         Delay of Payments
                  Payment of any cash  withdrawal  or lump sum death benefit due from the Variable Account will occur within seven days from the date the election becomes effective, except that Transamerica may be permitted to postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission), or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners.
                  In  addition,  while  it  is  our  intention  to  process  all transfers from the Sub-Accounts immediately upon receipt of a transfer request, the Policy gives us the right to delay effecting a transfer from a Sub-Account for up to seven days, but only in certain limited circumstances. However, the staff of the Commission currently interprets the Investment Company Act of 1940 to require the immediate processing of all transfers, and in compliance with that interpretation we will process all transfers immediately unless and until the Commission or its staff changes its interpretation or otherwise permits us to exercise this right. Subject to such approval, we may delay effecting such a transfer only if there is a delay of payment from an affected Portfolio. If this happens, and if the prior approval of the Commission or its staff is obtained, then we will calculate the dollar value or number of units involved in the transfer from a Sub-Account on or as of the date we receive a written transfer request, but will not process the transfer to the transferee Sub-Account until a later date during the seven-day delay period when the Portfolio underlying the transferring Sub-Account obtains liquidity to fund the transfer request through sales of portfolio securities, new Premiums, transfers by investors or otherwise. During this period, the amount transferred would not be invested in a Sub-Account.

         Notices and Directions
                  We will not be bound by any authorization, direction, election or notice which is not in writing, or in a form and manner acceptable to Transamerica, and received at our Service Office.
                  Any written notice requirement by Transamerica to the Owner will be satisfied by our mailing of any such required written notice, by first-class mail, to the Owner's last known address as shown on our records.

CALCULATION OF YIELDS AND TOTAL RETURNS

         Money Market Sub-Account Yield Calculation
                  In accordance with regulations adopted by the Commission, Transamerica is required to compute the Money Market Sub-Account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Series or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Sub-Account at the beginning of such seven-day period, dividing such net change in Policy Value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in Policy Value reflects the deductions for the annual Policy Fee, the Mortality and Expense Risk Charges and Administrative Expense Charges and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Sub-Account of the Variable Account will be lower than the yield for the Money Market Portfolio or any comparable substitute funding vehicle.
                  The Commission also permits Transamerica to disclose the effective yield of the Money Market Sub-Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
                  The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held by the Money Market Portfolio or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Load (of up to 6% of Premiums) that may be applicable to a Policy.

         Other Sub-Account Yield Calculations
                  Transamerica may from time to time disclose the current annualized yield of one or more of the Sub-Accounts (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to the income generated by the Sub-Account over a specified 30-day period. Because this yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Variable Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

              YIELD    2{a - b+1}6-1
                                   cd
         Where:

        a = net investment income earned during the period by the Portfolio attributable to the shares owned by the Sub-Account.

        b =   expenses for the Sub-Account accrued for the period (net of reimbursements).
        c =   the average daily number of Variable Accumulation Units
outstanding during the period.
        d =   the maximum offering price per Variable Accumulation Unit on the last day of the period.
                  Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all Policies. The yield calculations do not reflect the effect of any Contingent Deferred Sales Load that may be applicable to a particular Policy. Contingent Deferred Sales Load range from 6% to 0% of the amount of Policy Value withdrawn depending on the elapsed time since the receipt of each Premium attributable to the portion of the Policy Value withdrawn.
                  Because of the charges and deductions imposed by the Variable Account, the yield for the Sub-Account will be lower than the yield for the corresponding Portfolio. The yield on amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield will be affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

         Standard Total Return Calculations
                  Transamerica may from time to time also disclose average annual total returns for one or more of the Sub-Accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P{1+T}n = ERV

         Where:

         P  a  hypothetical  initial  payment of $1,000 T  average
         annual total return n  number of years
         ERV                 ending  redeemable  value of a  hypothetical
                           $1,000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five or ten-year period (or fractional portion thereof).

         All recurring fees are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of any Contingent Deferred Sales Loads that may be applicable to a particular period.

         Hypothetical Performance Data
                  Transamerica may also disclose "hypothetical" performance data for a Sub-Account, for periods before the Sub-Account commenced operations. Such performance information for the Sub-Account will be calculated based on the performance of the corresponding Portfolio and the assumption that the Sub-Account was in existence for the same periods as those indicated for the Portfolio, with a level of Contract charges currently in effect. The Portfolio used for these calculations will be the actual Portfolio that the Sub-Account will invest in.
                  This type of hypothetical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales
         Load) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Load).

         Other Performance Data
                  Transamerica may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Load percentage will be assumed to be 0%.
                  Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent Deferred Sales Load percentage will be 0%.

                    CTR  {ERV/P} - 1

         Where:
         CTR= the cumulative total return net of Sub-Account recurring charges for the period.
         ERV= ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).
         P =      a hypothetical initial payment of $1,000.
                  All non-standard performance data will be advertised only if the standard performance data is also disclosed.

HISTORIC PERFORMANCE DATA

         General Limitations

         The figures below represent the past performance of the Sub-Accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

         The Variable Fund has provided the performance data for the Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplines Stock and Small Company Stock Sub-Accounts.. The Stock Index Fund and Socially Responsible Fund have provided their performance data. The Sub-Account performance data is derived from the data provided by the Funds. None of the Funds are affiliated with Transamerica. In preparing the tables below, Transamerica has relied on the data provided by the Funds. While Transamerica has no reason to doubt the accuracy of the figures provided by the Funds, Transamerica has not verified those figures. No data is provided for the Balanced and Limited Term High Income Sub-Accounts since, prior to May 1, 1997, these Sub-Accounts, and their related Portfolios, had not yet commenced operations.

Sub-Account Performance Figures Including Hypothetical Performance

         The charts below show historical performance data for the Sub-Accounts, including, for six Sub-Accounts, "hypothetical" data for the periods prior to the inception of the Sub-Accounts, based on the performance of the corresponding Portfolios since their inception date, with a level of charges equal to those currently assessed under the Contracts. These figures are not an indication of the future performance of the Sub-Accounts. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.

         The dates to the left of the Sub-Account names below indicate the date of commencement of operation of the Portfolios, which coincide with the date of commencement of operation of the corresponding Sub-Account, with these six exceptions: the Money Market; Managed Assets, Zero Coupon 2000, Qualify Bond, Small Cap and Stock Index SubAccounts commenced operations January 4, 1993. Hence, the performance data given for these six Sub-Accounts which precedes the date of January 4, 1993, is "hypothetical".

         Standard average annual total returns for periods since inception of the Portfolio, including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size and the maximum contingent deferred sales load of 6%.

         SUB-ACCOUNT                            For the 1-year    For the 5-year        For the period from
       (date of commencement of                  period ending     period ending     commencement of Portfolio
       operation of Corresponding Portfolio)       12/31/96          12/31/96         operations to 12/31/96
         Money Market (8/31/90)                    (2.09%)              2.28%               3.12%
         Managed Assets (8/31/90)                 (11.07%)              2.00%               3.51%
         Zero Coupon 2000 (8/31/90)                (4.37%)              5.64%               8.41%
         Quality Bond (8/31/90)                    (3.87%)              6.72%               7.84%
         Small Cap (8/31/90)                        9.06%              34.03%              46.73%
         Capital Appreciation (4/5/93)             16.71%                n/a               15.16%
         Stock Index (9/29/89)                     13.80%              12.49%              12.05%
         Socially Responsible (10/7/93)            13.00%                n/a               16.64%

                                                             8




         Growth & Income (12/15/94)                12.63%                n/a               35.20%
         International Equity (12/15/94)            3.83%                n/a                5.91%


Data for the International Value, Disciplined Stock, and Small Company Stock Sub-Accounts is not included since the related Portfolios were not in operartions for all of 1996. Nnon-standard cumulative total returns for periods since inception of the Portfolio, including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

                                                                                               For the period from
             SUB-ACCOUNT                  For the 1-year   For the 3-year     For the 5-year     commencement of
      (date of commencement of             period ending    period ending      period ending  Portfolio operations
operation of Corresponding Portfolio)        12/31/96         12/31/96           12/31/96          to 12/31/96
-------------------------------------        --------         --------           --------          ---------
     Money Market (8/31/90)                    3.53%           10.96%             15.93%             23.55%
     Managed Assets (8/31/90)                 (5.67%)          (9.39%)            14.43%             26.48%
     Zero Coupon 2000 (8/31/90)                1.10%           11.27%             35.58%             68.88%
     Quality Bond (8/31/90)                    1.63%           13.40%             42.44%             63.33%
     Small Cap (8/31/90)                      15.06%           55.61%             336.48%           1036.31%
     Capital Appreciation (4/5/93)           22.71%           65.39%               n/a                74.69%
     Stock Index (9/29/89)                   19.80%           61.87%              84.14%             128.83%
     Socially Responsible (10/7/93)          19.00%           58.97%               n/a                69.61%
     Growth & Income (12/15/94)              18.63%            n/a                 n/a                90.41%
     International Equity (12/15/94)          9.82%            n/a                 n/a                17.48%
     International Value (5/1/96)               n/a            n/a                 n/a                 2.44%
     Disciplined Stock (5/1/96)                 n/a            n/a                 n/a                17.76%
     Small Company Stock (5/1/96)               n/a            n/a                 n/a                 7.72%

     Hypothetical standard cumulative total returns for periods since inception of the Portfolio for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size and the maximum contingent deferred sales load of 6%.

                                                                                        For the period from
             SUB-ACCOUNT                 For the 1-year         For the 5 year            commencement of
      (date of commencement of            period ending          period ending         Portfolio operations
operation of Corresponding Portfolio)       12/31/95               12/31/95                 to 12/31/95

     Managed Assets (8/31/90)             -5.88                 28.62                            30.37%
     Zero Coupon 2000 (8/31/90)           10.95                 53.51                            63.32%
     Quality Bond (8/31/90)               13.51                 54.05                            57.00%
     Small Cap (8/31/90)                  23.44                868.03                            883.59%
     Capital Appreciation (4/5/93)        27.42                  N/A                             37.77%
     Stock Index (9/29/89)                30.52                 93.18                            88.59%
     Socially Responsible (10/7/93)       28.27                  N/A                             37.93%
     International Equity (12/15/94)       1.22                  N/A                             1.57%
     Growth & Income (12/15/94)           54.18                  N/A                             55.07%


     Hypothetical non-standard cumulative total returns for periods since inception of the Portfolio for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

                                         (Non-Annualized)                                          For the period from
             SUB-ACCOUNT                  For the 1-month     For the 1-year    For the 5 year       commencement of
      (date of commencement of             period ending       period ending     period ending    Portfolio operations
operation of Corresponding Portfolio)        12/31/95            12/31/95          12/31/95            to 12/31/95

     Money Market (8/31/90)                     0.35%            4.14%              16.99%               19.33%
     Managed Assets (8/31/90)                   1.95%           -0.48%              32.22%               34.04%
     Zero Coupon 2000 (8/31/90)                 0.93%           16.35%              57.11%               66.99%
     Quality Bond (8/31/90)                     1.28%           18.91%              57.65%               60.68%
     Small Cap (8/31/90)                        1.99%           28.84%             871.63%              887.27%
     Capital Appreciation (4/5/93)              2.34%           32.82%               N/A                 42.34%
     Stock Index (9/29/89)                      2.51%           35.92%              96.78%               90.46%
     Socially Responsible (10/7/93)             0.29%           33.67%               N/A                 42.51%
     International Equity (12/15/94)            3.30%            6.62%               N/A                  6.97%
     Growth & Income (12/15/94)                 4.45%           59.58%               N/A                 60.47%

FEDERAL TAX MATTERS
         The Dreyfus/Transamerica Triple Advantage Variable Annuity may be purchased on a non-tax-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for special tax treatment ("Qualified Contracts"). Qualified Contracts are designed for use by individual retirement plans qualified for special tax treatment under Section 401, 403(b) or 408 of the Internal Revenue Code of 1986, as amendment (the "Code").The ultimate effect of federal income taxes on the Policy Value, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary may depend on the type of retirement plan for which the Policy is purchased, on the tax and employment status of the individual concerned and on Transamerica's tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Taxation of Transamerica
         Transamerica is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policy. Under existing federal income tax law, Transamerica believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policy.
         Accordingly, Transamerica does not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, Transamerica does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Transamerica being taxed on income or gains attributable to the Variable Account, then Transamerica may impose a charge against the Variable Account (with respect to some or all Policies) in order to set aside provisions to pay such taxes.

Tax Status of the Policies
         Section 817(h) of the Code requires that with respect to Non-Qualified Policies, the investments of the Funds be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under federal tax law. The Variable Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Funds' assets may be invested.

         In certain circumstances, owners of variable annuity policies may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policy owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular SubAccounts without being treated as owners of the underlying assets."
         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Account values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Transamerica does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Transamerica therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.
         In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Policy to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Policy will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary" refers to a natural person designated by such Owner as a Beneficiary and to whom ownership of the Policy passes by reason of death. However, if the Owner's "designated beneficiary" is the surviving spouse of the deceased Owner, the Policy may be continued with the surviving spouse as the new owner.
         The Non-Qualified Policies contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Transamerica intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Policies.

DISTRIBUTION OF THE POLICY
         Transamerica Securities Sales Corporation ("TSSC") is principal underwriter of the Policies. TSSC may also serve as principal underwriter and distributor of other contracts issued through the Variable Account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.
         TSSC has entered into sales agreements with other broker/dealers to solicit applications for the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the Contracts may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.
         Transamerica Financial Resources, Inc. ("TFR") is an underwriter and distributor of the Contracts. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and
 is registered with the Commission and
the NASD as a broker/dealer.
         Under the agreements, applications for the Contracts will be sold by broker/dealers which will receive compensation as described in the Prospectus.
         The offering of the Policies is expected to be continuous and neither TSSC nor TFR anticipate discontinuing the offering of the Policies. However, TSSC and TFR reserve the right to discontinue the offering of the Policies.

         During fiscal year 1996, $4,277,511.85 in commissions were paid to TSSC as underwriter of the Policies; no amounts were retained by TSSC. During fiscal year 1996, $66.00 in commissions were paid to TFR as underwriter of the
Policies; no amounts were retained by TFR. During fiscal year 1995, $2,355,155.93 in commissions were paid to TSSC as underwriter of the Policies; no amounts were retained by TSSC. During fiscal year 1995, $286.000 in commissions were paid to TFR as underwriter of the Policy. During fiscal year 1994, Dreyfus Service Corporation served as counderwriter until August 24, 1995; thereafter, TSSC served as underwriter. Total commission paid these two entities during 1994 was $2,553,814.11. No amounts were retained by TSSC. Throughout fiscal year 1994, TFR served as principal underwriter, but received no commissions.

SAFEKEEPING OF ACCOUNT ASSETS
         Title to assets of the Variable Account is held by Transamerica. The assets are kept separate and apart from Transamerica's general account assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Sub-Accounts.

TRANSAMERICA

General Information and History
         Transamerica is wholly-owned by Transamerica Occidental Life Insurance Company, which is, in turn, an indirect subsidiary of Transamerica Corporation. Transamerica Corporation is a financial services organization which engages through its subsidiaries in two primary businesses: finance and insurance. Finance consists of consumer lending, commercial lending, leasing and real estate services. Insurance comprises life insurance, asset management and insurance brokerage.

STATE REGULATION
         Transamerica is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Policies will be modified accordingly.

RECORDS AND REPORTS
         All records and accounts relating to the Variable Account will be maintained by Transamerica or by its Service Office. As presently required by the 1940 Act and regulations promulgated thereunder which pertain to the Variable Account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to Owners semi-annually at their last known address of record.

FINANCIAL STATEMENTS
         This Statement of Additional Information contains the financial statements of the Variable Account as of December 31, 1996.
         The financial statements of Transamerica included in this Statement of Additional Information should be considered only as bearing on the ability of Transamerica to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.